                                                                     EXHIBIT 4.4

                            DOMINION RESOURCES, INC.
                                     Issuer

                                       TO

                               JPMORGAN CHASE BANK
                                     Trustee

                            -------------------------


                        Fourteenth Supplemental Indenture

                           Dated as of August 1, 2003

                            -------------------------


                                 $2,490,000,000

                           Medium-Term Notes, Series B

                               TABLE OF CONTENTS*

                                                   ARTICLE I
                                           MEDIUM-TERM NOTES, SERIES B

     SECTION 101.   Establishment ..............................................................   1
     SECTION 102.   Definitions ................................................................   2
     SECTION 103.   Payment of Principal and Interest ..........................................   7
     SECTION 104.   Fixed Rate Notes ...........................................................   8
     SECTION 105.   Floating Rate Notes ........................................................   9
     SECTION 106.   CD Rate Notes ..............................................................  11
     SECTION 107.   Commercial Paper Rate Notes ................................................  12
     SECTION 108.   Federal Funds Rate Notes ...................................................  12
     SECTION 109.   LIBOR Notes ................................................................  13
     SECTION 110.   Prime Rate Notes ...........................................................  14
     SECTION 111.   Treasury Rate Notes ........................................................  15
     SECTION 112.   CMT Rate Notes .............................................................  16
     SECTION 113.   Denominations ..............................................................  19
     SECTION 114.   Global Securities ..........................................................  19
     SECTION 115.   Redemption .................................................................  20
     SECTION 116.   Sinking Fund; Repayment at Holder's Option .................................  21
     SECTION 117.   Currency ...................................................................  22
     SECTION 118.   Paying Agent; Payments .....................................................  22
     SECTION 119.   Additional Terms ...........................................................  24
     SECTION 120.   Establishment of Procedures for Authentication of Notes Pursuant to
                    Section 303 of the Indenture ...............................................  24
     SECTION 121.   Limitation on Liens ........................................................  24

                                                    ARTICLE II
                                            MISCELLANEOUS PROVISIONS

     SECTION 201.   Recitals by Company ........................................................  28
     SECTION 202.   Ratification and Incorporation of Original Indenture .......................  28
     SECTION 203.   Executed in Counterparts ...................................................  28
     SECTION 204.   Assignment .................................................................  28


Exhibit A   Form Of Fixed Rate Note
Exhibit B   Form Of Floating Rate Note
Exhibit C   Form Of Authentication Certificate

_____________

     * This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

                                      (i)

     THIS FOURTEENTH SUPPLEMENTAL INDENTURE is made as of the first day of August, 2003, by and between DOMINION RESOURCES, INC., a Virginia corporation, having its principal office at 120 Tredegar Street, Richmond, Virginia 23219 (the "Company"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan
Bank), a New York banking corporation, as Trustee (herein called the "Trustee").

                              W I T N E S S E T H:


     WHEREAS, the Company has heretofore entered into a Senior Indenture, dated as of June 1, 2000 (the "Original Indenture"), as heretofore supplemented and amended, with the Trustee;

     WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as heretofore supplemented and amended and as further supplemented by this Fourteenth Supplemental Indenture, is herein called the "Indenture";

     WHEREAS, under the Original Indenture, a new series of Securities may at any time be established in accordance with the provisions of the Original Indenture and the forms of the Securities for such series and the terms of such series may be described by a supplemental indenture executed by the Company and the Trustee;

     WHEREAS, the Company proposes to create under the Indenture a series of Securities, to establish the forms for such series of Securities and to establish the procedures for the authentication and delivery of specific Securities of the series from time to time;

     WHEREAS, additional Securities of other series hereafter established, except as may be limited in the Original Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

     WHEREAS, all conditions necessary to authorize the execution and delivery of this Fourteenth Supplemental Indenture and to make it a valid and binding obligation of the Company have been done or performed.

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                           MEDIUM-TERM NOTES, SERIES B

     SECTION 101. Establishment. There is hereby established pursuant to Section 301 of the Indenture a new series of Securities to be issued under the Indenture, to be designated as the Company's Medium-Term Notes, Series B (the "Notes"). The Notes shall be issued as Registered Securities.

     There shall be no limitation on the aggregate principal amount of the Notes, provided, however, unless otherwise specified in an Authentication Certificate, the aggregate principal amount of the Notes to be issued pursuant to this Fourteenth Supplemental Indenture is limited to $2,490,000,000 or the equivalent thereof in Foreign Currency (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 905 or 1107 of the Indenture and except for any Notes which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered). In the case of Notes denominated in Foreign Currency, the U.S. Dollar equivalent thereof will be determined by application of the Market Exchange Rate on the Business Day immediately preceding the date on which the pricing of such Notes takes place.

     All Notes need not be issued at the same time and any issuance of a tranche of Notes may be reopened at any time, without the consent of any Holder, for issuances of additional Notes of such tranche. Any such additional Notes will, if so specified in the Authentication Certificate therefor, have the same interest rate, maturity and other terms as Notes of such tranche previously issued.

     It is hereby established pursuant to Section 201 of the Indenture that the Notes denominated and payable in United States dollars shall be substantially in the forms attached as Exhibits A and B hereto, unless a different form is provided in the applicable Authentication Certificate (which Authentication Certificate shall constitute a Company Resolution satisfying the requirements of
Section 201 of the Indenture). The Notes shall have such additional terms as shall be set forth in the applicable Authentication Certificate and delivered to the Trustee or its authenticating agent. Upon receipt (including by facsimile) of such Authentication Certificate, the Trustee or its authenticating agent is hereby instructed to insert such terms on the face of the Notes relating thereto. Each Note shall be dated the date of authentication thereof.

     The form of the Trustee's Certificate of Authentication for the Notes shall be in substantially the form set forth in Section 206 of the Indenture.

     SECTION 102. Definitions. The following defined terms used herein shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

     "Adjusted Treasury Rate" means, with respect to any Redemption Date: (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or
(ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Authentication Certificate" shall have the meaning ascribed to such term in Section 120 of this Fourteenth Supplemental Indenture.

     "Base Rate" shall have the meaning ascribed to such term in Section 105 of this Fourteenth Supplemental Indenture.

     "Business Day" means with respect to any Note, any day, other than a Saturday or Sunday, that is neither (a) a legal holiday nor (b) a day on which banking institutions are authorized or required by law, regulation or executive order to close in New York City; provided, however, that for Notes denominated in a Specified Currency other than United States dollars that day is also not a day on which commercial banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country issuing the Specified Currency (or for Notes denominated in euros, that day is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System, commonly referred to as "TARGET," is operating); provided, further, that with respect to a LIBOR Note, the day must also be a London Business Day.

     "Calculation Agent" shall have the meaning ascribed to such term in Section 105 of this Fourteenth Supplemental Indenture.

     "Calculation Date" shall have the meaning ascribed to such term in Section 105 of this Fourteenth Supplemental Indenture.

     "CD Rate" shall have the meaning ascribed to such term in Section 106 of this Fourteenth Supplemental Indenture.

     "CD Rate Note" shall have the meaning ascribed to such term in Section 105 of this Fourteenth Supplemental Indenture.

     "CMT Rate" shall have the meaning ascribed to such term in Section 112 of this Fourteenth Supplemental Indenture.

     "CMT Rate Note" shall have the meaning ascribed to such term in Section 105 of this Fourteenth Supplemental Indenture.

     "Commercial Paper Rate" shall have the meaning ascribed to such term in
Section 107 of this Fourteenth Supplemental Indenture.

     "Commercial Paper Rate Note" shall have the meaning ascribed to such term in Section 105 of this Fourteenth Supplemental Indenture.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes ("Remaining Life").

     "Comparable Treasury Price" means, with respect to a Redemption Date, (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

     "Designated LIBOR Page" means either: (i) if "LIBOR Reuters" is designated in the applicable Authentication Certificate, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency or its designated successor; or
(ii) if "LIBOR Telerate" is designated in the applicable Authentication Certificate, the display on the Telerate page specified in the applicable Authentication Certificate, or any other page as may replace that page on that service, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

     "Exchange Rate Agent" shall have the meaning ascribed to such term in
Section 118 of this Fourteenth Supplemental Indenture.

     "Federal Funds Rate" shall have the meaning ascribed to such term in
Section 108 of this Fourteenth Supplemental Indenture.

     "Federal Funds Rate Note" shall have the meaning ascribed to such term in
Section 105 of this Fourteenth Supplemental Indenture.

     "Fixed Rate Note" shall have the meaning ascribed to such term in Section 103 of this Fourteenth Supplemental Indenture.

     "Floating Rate/Fixed Rate Note" shall have the meaning ascribed to such term in Section 105 of this Fourteenth Supplemental Indenture.

     "Floating Rate Note" shall have the meaning ascribed to such term in
Section 103 of this Fourteenth Supplemental Indenture.

     "Foreign Currency Note" shall have the meaning ascribed to such term in
Section 117 of this Fourteenth Supplemental Indenture.

     "H.15 Daily Update" means the daily update of H.15(519), available through the world wide web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/ h15/ update or any successor site or publication.

     "H.15(519)" means the Statistical Release H.15(519), Selected Interest Rates, published by the Board of Governors of the Federal Reserve System, or any successor publication of the Board of Governors of the Federal Reserve System.

     "Independent Investment Banker" means Merrill Lynch, Pierce, Fenner & Smith, Incorporated and its successors as selected by the Company, or if such firm is unwilling or unable to serve as such, an independent investment and banking institution of national standing appointed by the Company.

     "Index Currency" means the currency specified in the applicable Authentication Certificate as the currency for which LIBOR will be calculated, or, if the euro is substituted for that currency, the index currency will be the euro. If no currency is specified in the applicable Authentication Certificate, the Index Currency will be U.S. dollars.

     "Index Maturity" means the period of maturity of the instrument or obligation from which the Base Rate is calculated, as specified in the applicable Authentication Certificate.

     "Initial Interest Rate" shall have the meaning ascribed to such term in
Section 105 of this Fourteenth Supplemental Indenture.

     "Interest Determination Date" means, with respect to any Interest Reset Date, the day the Calculation Agent will refer to when determining the new interest rate at which a Floating Rate Note will reset, which is applicable as follows: for Commercial Paper Rate Notes, Federal Funds Rate Notes and Prime Rate Notes, the Interest Determination Date will be the Business Day prior to the Interest Reset Date; for LIBOR Notes, the Interest Determination Date will be the second London Business Day prior to the Interest Reset Date, except that the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note for which the Index Currency is pounds sterling will be the Interest Reset Date; for CD Rate Notes and CMT Rate Notes, the Interest Determination Date will be the second Business Day next preceding the Interest Reset Date; and for Treasury Rate Notes, the Interest Determination Date will be the day of the week in which the Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, but the auction may be held on the preceding Friday. If, as the result of a legal holiday, the auction is held on the preceding Friday, that Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction falls on a day that is an Interest Reset Date, the Interest Reset Date will be the next following Business Day.

     "Interest Payment Date" shall have the meaning ascribed to such term in
Section 103 of this Fourteenth Supplemental Indenture.

     "Interest Period" shall have the meaning ascribed to such term in Section 105 of this Fourteenth Supplemental Indenture.

     "Interest Reset Date" means the first day of each Interest Reset Period.

     "Interest Reset Period" shall have the meaning ascribed to such term in
Section 105 of this Fourteenth Supplemental Indenture.

     "Inverse Floating Rate Note" shall have the meaning ascribed to such term in Section 105 of this Fourteenth Supplemental Indenture.

     "LIBOR Rate" shall have the meaning ascribed to such term in Section 109 of this Fourteenth Supplemental Indenture.

     "LIBOR Note" shall have the meaning ascribed to such term in Section 105 of this Fourteenth Supplemental Indenture.

     "Lien" means any mortgage, lien, pledge, security interest or other encumbrance of any kind.

         "Limitation Date" shall have the meaning ascribed to such term in
Section 115 of this Fourteenth Supplemental Indenture.

         "London Business Day" means any day on which commercial banks are open for business (including for dealings in deposits in the relevant Index Currency) in London.

         "Market Exchange Rate" shall have the meaning ascribed to such term in
Section 118 of this Fourteenth Supplemental Indenture.

         "Material Subsidiary" means a Subsidiary of the Company whose total assets (as determined in accordance with GAAP) represent at least 20% of the total assets of the Company on a consolidated basis; provided, however, that in no event shall Dominion Capital, Inc. be included as a Material Subsidiary.

         "Maximum Interest Rate" shall have the meaning ascribed to such term in
Section 105 of this Fourteenth Supplemental Indenture.

         "Minimum Interest Rate" shall have the meaning ascribed to such term in
Section 105 of this Fourteenth Supplemental Indenture.

         "Original Issue Discount Notes" shall have the meaning ascribed to such term in Section 103 of this Fourteenth Supplemental Indenture.

         "Prime Rate" shall have the meaning ascribed to such term in Section 110 of this Fourteenth Supplemental Indenture.

         "Prime Rate Note" shall have the meaning ascribed to such term in
Section 105 of this Fourteenth Supplemental Indenture.

         "Principal Financial Center" means, as applicable, the capital city of the country issuing the Specified Currency; or the capital city of the country to which the Index Currency relates; provided, however, that the Principal Financial Center will be New York City for United States dollars, Sydney for Australian dollars, Toronto for Canadian dollars, London for Euros (solely in the case of Index Currency), Johannesburg for South African rand and Zurich for Swiss francs.

         "Principal Property" means any plant or facility of the Company located in the United States that in the opinion of the Board of Directors or management of the Company is of material importance to the business conducted by the Company and its consolidated Subsidiaries taken as whole.

         "Redemption Price" shall have the meaning ascribed to such term in
Section 115 of this Fourteenth Supplemental Indenture.

         "Reference Treasury Dealer" means: (i) Merrill Lynch, Pierce, Fenner & Smith, Incorporated and its successors; provided that, if such firm ceases to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute another Primary Treasury Dealer; and (ii) up to four other Primary Treasury Dealers selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

         "Regular Record Date" means, with respect to each Interest Payment Date, the close of business on the fifteenth calendar day (whether or not a Business Day) preceding such Interest Payment Date.

         "Reuters Screen USPRIME 1 Page" means the display designated as page "USPRIME 1" on the Reuters Monitor Money Rates Service, or any successor service, or any other page as may replace the USPRIME 1 Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks.

         "Specified Currency" shall have the meaning ascribed to such term in
Section 117 of this Fourteenth Supplemental Indenture.

         "Spread" means the number of basis points to be added to or subtracted from the Base Rate for a Floating Rate Note, as specified in the applicable Authentication Certificate as being applicable to such Floating Rate Note for such Interest Period. Each basis point is 0.01%.

         "Spread Multiplier" means the percentage specified in the applicable Authentication Certificate as being applicable to the Base Rate for a Floating Rate Note for each Interest Period.

         "Stated Maturity Date" means the date on which a Note matures, as specified in such Note and in the applicable Authentication Certificate, as described in Section 103 of this Fourteenth Supplemental Indenture.

         "TARGET Settlement Day" means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open.

         "Telerate" means Moneyline Telerate, or any successor service.

         "Treasury Rate" shall have the meaning ascribed to such term in Section 111 of this Fourteenth Supplemental Indenture.

         "Treasury Rate Note" shall have the meaning ascribed to such term in
Section 105 of this Fourteenth Supplemental Indenture.

         SECTION 103. Payment of Principal and Interest. Unless previously redeemed or repaid, each Note shall mature on the date 9 months or more from its date of issue as specified in such Note and in the applicable Authentication Certificate (the "Stated Maturity Date"). If the Stated Maturity Date or any earlier Redemption Date or Repayment Date falls on a day that is not a Business Day with respect to such Note, the payment of principal will be made on the next succeeding Business Day with the same force and effect as if made on such Stated Maturity Date, Redemption Date or Repayment Date.

         Each Note within such series that bears interests will bear interest at either (a) a fixed rate (the "Fixed Rate Notes") or (b) a floating rate (the "Floating Rate Notes") determined by reference to one or more specified Base Rates based on the Index Maturity, which may be adjusted by a Spread and/or Spread Multiplier. Notes may be issued as "Original Issue Discount Notes" at a discount from the principal amount thereof due at the Stated Maturity Date as specified in the applicable Authentication Certificate.

         Each Note that bears interest will bear interest from and including its date of issue or from and including the most recent Interest Payment Date to which interest on such Note (or any predecessor Note) has been paid or duly provided for until the principal thereof is paid or made available for payment. Interest will be payable on each Interest Payment Date and at the Stated Maturity Date or any earlier Redemption Date or Repayment Date. The first payment of interest on any Note originally issued after a Regular Record Date and on or before an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date.

         The Interest Payment Dates for the Notes shall be as specified in the applicable Authentication Certificate (the "Interest Payment Dates").

         The interest rate on a Note for any Interest Period will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

         The applicable Authentication Certificate will specify: (i) the issue price, Interest Payment Dates and Regular Record Dates; (ii) the date on which the Note will be issued and the Stated Maturity Date; (iii) the Specified Currency in which the Note is denominated; (iv) with respect to any Fixed Rate Note, the interest rate, (v) with respect to any Floating Rate Note, the Initial Interest Rate, the method (which may vary from Interest Period to Interest Period) of calculating the interest rate applicable to each Interest Period (including, if applicable, the Index Maturity, the Spread and/or Spread Multiplier, the Interest Determination Dates, the Interest Reset Dates and any Minimum Interest Rate or Maximum Interest Rate); (vi) with respect to any Floating Rate Note, whether such Note is an Inverse Floating Rate Note and, if so, the fixed interest rate for such Note; (vii) with respect to any Floating Rate Note, whether such Note is a Floating Rate/Fixed Rate Note and, if so, the interest rates for such Note and the fixed rate commencement date; (viii) whether such Note is an Original Issue Discount Note; and (ix ) any other terms consistent with the Indenture including the redemption or repayment terms, if any for such Note.

         SECTION 104. Fixed Rate Notes. Each Fixed Rate Note, whether or not issued as an Original Issue Discount Note, will bear interest at the annual rate specified on its face until the principal is paid or made available for payment. Interest on Fixed Rate Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payments for Fixed Rate Notes will include accrued interest from and including the date of issue or from and including the last date in respect of which interest has been paid or duly provided for, as the case may be, to but excluding the relevant Interest Payment Date or Stated Maturity Date or any earlier Redemption Date or Repayment Date, as the case may be, except when the Interest Payment Date is not a Business Day. In the event that any Interest Payment Date on a Fixed Rate Note is not a Business Day, interest will be paid on the next succeeding Business Day with the same force and effect as if made on such

Interest Payment Date, but interest on that payment will not accrue during the period from and after the scheduled Interest Payment Date.

         SECTION 105. Floating Rate Notes. A Floating Rate Note will bear interest determined by reference to one or more specified Base Rates based on the Index Maturity, which may be adjusted by a Spread and/or a Spread Multiplier. Any Floating Rate Note may also have either or both of the following as set forth in the applicable Authentication Certificate: (i) a maximum interest rate limitation, or ceiling, on the rate of interest which may accrue during any Interest Period (the "Maximum Interest Rate"); and (ii) a minimum interest rate limitation, or floor, on the rate of interest which may accrue during any Interest Period (the "Minimum Interest Rate").

         Floating Rate Notes may be issued as "Inverse Floating Rate Notes" in which case the particular Floating Rate Note will bear interest at a fixed interest rate minus the rate determined by reference to the applicable Base Rate
(i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any; provided, however, that interest on an Inverse Floating Rate Note will not be less than zero. Commencing on the first Interest Reset Date, the rate at which interest on an Inverse Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, further, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate.

         Floating Rate Notes may be issued as "Floating Rate/Fixed Rate Notes" in which case the particular Floating Rate Note will bear interest from the date of issue to the first Interest Reset Date for such Note at the Initial Interest Rate specified in the applicable Authentication Certificate and thereafter the rate of interest on such Note will be reset as of each Interest Reset Date to a rate determined by reference to the applicable Base Rate (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any; provided, however, that the interest rate in effect commencing on the fixed rate commencement date specified in the applicable Authentication Certificate will be the fixed rate of interest specified in such Authentication Certificate, or if no such fixed rate is specified, the rate of interest beginning on the fixed rate commencement date shall be the interest rate in effect on the day immediately preceding the fixed rate commencement date.

         The applicable Authentication Certificate may designate any of the following interest rates or interest rate formulas (the "Base Rate") as applicable to one or more Interest Periods on each Floating Rate Note: (a) the CD Rate, in which case such note will be a "CD Rate Note" with respect to such Interest Period or Interest Periods; (b) the Commercial Paper Rate, in which case such Note will be a "Commercial Paper Rate Note" with respect to such Interest Period or Interest Periods; (c) the CMT Rate, in which case such Note will be a "CMT Rate Note" with respect to such Interest Period or Interest Periods; (d) the Federal Funds Rate, in which case such Note will be a "Federal Funds Rate Note" with respect to such Interest Period or Interest Periods; (e) LIBOR, in which case such Note will be a "LIBOR Note" with respect to such Interest Period or Interest Periods; (f) the Prime Rate, in which case such Note will be a "Prime Rate Note" with respect to such Interest Period or Interest Periods; (g) the Treasury Rate, in which case such Note will be a "Treasury Rate Note" with respect to such Interest Period or Interest Periods; (h) such other rate or interest rate formula as set forth in the applicable Authentication Certificate.

         The interest rate on each Floating Rate Note for each Interest Period will be determined by reference to the applicable Base Rate specified in the applicable Authentication Certificate for such Interest Period, plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any.

         In the event that any Interest Payment Date, other than the Stated Maturity Date or any earlier Redemption Date or Repayment Date, for any Floating Rate Note falls on a day that is not a Business Day, the Interest Payment Date will be postponed to the next following day that is a Business Day, except that, in the case of a LIBOR Note, if that Business Day would fall in the next calendar month, the Interest Payment Date will be the immediately preceding Business Day.

         The rate of interest on each Floating Rate Note will be reset daily, weekly, monthly, quarterly, semi-annually or annually (that period being the "Interest Reset Period" for the Note), as specified in the applicable Authentication Certificate.

         The interest rate in effect from the date of issue to the first Interest Reset Date for a Floating Rate Note (the "Initial Interest Rate") will be the Initial Interest Rate specified in the applicable Authentication Certificate. If any Interest Reset Date for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

         Unless otherwise specified in the applicable Authentication Certificate, interest for a Floating Rate Note will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the issue date or any other date specified in an Authentication Certificate on which interest begins to accrue and interest will accrue to but excluding the next Interest Payment Date or, if earlier, the date on which the principal has been paid or duly made available for payment (each such interest accrual period, an "Interest Period").

         Upon the request of the Holder of any Floating Rate Note, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date for that Floating Rate Note.

         For a Floating Rate Note, accrued interest will be calculated by multiplying the principal amount of the Floating Rate Note by an accrued interest factor. This accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which interest is being paid. The interest factor for each day is computed by dividing the interest rate applicable to that day: (i) by 360, in the case of CD Rate Notes, Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes (except for LIBOR Notes denominated in pounds sterling) and Prime Rate Notes; (ii) by 365, in the case of LIBOR Notes denominated in pounds sterling; or (iii) by the actual number of days in the year, in the case of Treasury Rate Notes or CMT Rate Notes.

         For these calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on that date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date or, if none, the Initial Interest Rate.

         All percentages used in or resulting from any calculation of the rate of interest on a Floating Rate Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (.0000001), with five one-millionths of a percentage point rounded upward, (e.g. 9.876545% (or ..09876545) would be rounded to 9.87655% (or .0987655)) and all United States dollar amounts used in or resulting from these calculations on Floating Rate Notes will be rounded to the nearest cent, with one-half cent rounded upward.

         Unless otherwise specified in the applicable Authentication Certificate, JPMorgan Chase Bank will be the "Calculation Agent." Unless otherwise specified it the applicable Authentication Certificate, the "Calculation Date," if applicable, pertaining to any Interest Determination Date on a Floating Rate Note will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day, and (ii) the Business Day immediately preceding the applicable Interest Payment Date or Stated Maturity Date or for any principal amount to be redeemed or repaid, the Redemption Date or Repayment Date, as the case may be.

         SECTION 106. CD Rate Notes. CD Rate Notes will bear interest at the interest rates specified in the CD Rate Notes and in the applicable Authentication Certificate. Those interest rates will be based on the CD Rate and any Spread or Spread Multiplier and will be subject to the Minimum Interest Rate and the Maximum Interest Rate, if any.

         Unless otherwise specified in the applicable Authentication Certificate, the CD Rate will be, for any Interest Determination Date, the rate on that date for negotiable U.S. dollar certificates of deposit having the Index Maturity specified in the applicable Authentication Certificate as published in H.15(519) under the heading "CDs (secondary market)."

         The following procedures will apply if the CD Rate cannot be determined as described above: If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, the CD Rate will be the rate on that Interest Determination Date set forth in the H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, or any successor site or publication, which is commonly referred to as the "H.15 Daily Update," for the Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified in the applicable Authentication Certificate, under the caption "CDs (secondary market)." If the above rate is not yet published in either H.15(519), the H.15 Daily Update or some other recognized source for the purpose of displaying the rate, by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent will determine the CD Rate to be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in New York City selected by the Calculation Agent, after consultation with the Company, for negotiable certificates of deposit of major United States money center banks of the highest credit standing in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified in the applicable Authentication Certificate in an amount that is representative for a single transaction in that market at that time. If the dealers selected by the Calculation Agent are not quoting as set forth above, the CD Rate for the applicable Interest Reset Period will be the same as the CD Rate in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the CD Rate Notes for which the CD Rate is being determined shall be the Initial Interest Rate).

         SECTION 107. Commercial Paper Rate Notes. Commercial Paper Rate Notes will bear interest at the interest rates specified in the Commercial Paper Rate Notes and in the applicable Authentication Certificate. Those interest rates will be based on the Commercial Paper Rate and any Spread or Spread Multiplier and will be subject to the Minimum Interest Rate and the Maximum Interest Rate, if any.

         The Commercial Paper Rate will be, for any Interest Determination Date, the Money Market Yield, calculated as described below, of the rate on that date for commercial paper having the Index Maturity specified in the applicable Authentication Certificate, as that rate is published in H.15(519), under the heading "Commercial Paper - Nonfinancial."

         The following procedures will apply if the Commercial Paper Rate cannot be determined as described above: If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield of the rate on that Interest Determination Date for commercial paper of the Index Maturity specified in the applicable Authentication Certificate as published in H.15 Daily Update or some other recognized electronic source for the purpose of displaying the rate, under the heading "Commercial Paper - Nonfinancial." If by 3:00 p.m., New York City time, on that Calculation Date the rate is not yet published in either H.15(519) or the H.15 Daily Update, or some other recognized electronic source for the purpose of displaying the rate, then the Calculation Agent will determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on that Interest Determination Date of three leading dealers of U.S. dollar commercial paper in New York City selected by the Calculation Agent, after consultation with the Company, for commercial paper of the Index Maturity specified in the applicable Authentication Certificate, placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating organization. If the dealers selected by the Calculation Agent are not quoting as mentioned above, the Commercial Paper Rate for the applicable Interest Reset Period will be the same as the Commercial Paper Rate in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the Commercial Paper Rate Notes for which the Commercial Paper Rate is being determined shall be the Initial Interest Rate).

         The "Money Market Yield" will be a yield calculated in accordance with the following formula:

                Money Market Yield =      D x 360              x 100
                                          --------------
                                          360 - (D x M)

         "D" refers to the applicable per year rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

         SECTION 108. Federal Funds Rate Notes. Federal Funds Rate Notes will bear interest at the interest rates specified in the Federal Funds Rate Notes and in the applicable Authentication

Certificate. Those interest rates will be based on the Federal Funds Rate and any Spread or Spread Multiplier and will be subject to the Minimum Interest Rate and the Maximum Interest Rate, if any.

     The Federal Funds Rate will be, for any Interest Determination Date, the rate on that date for U.S. dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" as that rate is displayed on the Telerate on page 120 or any other page as may replace the applicable page on that service, which is commonly referred to as "Telerate Page 120."

     The following procedures will apply if the Federal Funds Rate cannot be determined as described above: If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the Interest Determination Date, the Federal Funds Rate will be the rate on that Interest Determination Date as published in the H.15 Daily Update under the heading "Federal Funds/ Effective Rate," or another recognized electronic source used for the purpose of displaying that rate, under the caption "Federal Funds (Effective)." If that rate is not yet published in either H.15(519) or the H.15 Daily Update or some other recognized electronic source for the purpose of displaying the rate, by 3:00 p.m., New York City time, on the Calculation Date pertaining to the Interest Determination Date then the Calculation Agent will determine the Federal Funds Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds, as of 9:00 a.m., New York City time, on the Interest Determination Date, arranged by each of three leading brokers of federal funds transactions in New York City selected by the Calculation Agent. If the brokers selected by the Calculation Agent are not quoting as mentioned above, the Federal Funds Rate for the applicable Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the Federal Funds Rate Notes for which the Federal Funds Rate is being determined shall be the Initial Interest Rate).

     SECTION 109. LIBOR Notes. LIBOR Notes will bear interest at the interest rates specified in the LIBOR Notes and in the applicable Authentication Certificate. That interest rate will be based on the London Interbank Offered Rate, which is commonly referred to as "LIBOR," and any Spread or Spread Multiplier and will be subject to the Minimum Interest Rate and the Maximum Interest Rate, if any.

     The Calculation Agent will determine "LIBOR" for each Interest Determination Date as follows: As of the Interest Determination Date, LIBOR will be either: (a) if "LIBOR Reuters" is specified in the applicable Authentication Certificate, the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity designated in the applicable Authentication Certificate, commencing on the second London Business Day immediately following that Interest Determination Date, that appear on the Designated LIBOR Page as of 11:00 a.m., London time, on that Interest Determination Date, if at least two offered rates appear on the Designated LIBOR Page, except that if the specified Designated LIBOR Page, by its terms provides only for a single rate, that single rate will be used; or (b) if "LIBOR Telerate" is specified in the applicable Authentication Certificate, the rate for deposits in the Index Currency having the Index Maturity designated in the applicable Authentication Certificate, commencing on the second London Business Day immediately following that Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, that appears on the Designated LIBOR Page at approximately 11:00 a.m., London time, on that Interest Determination Date. If fewer than the required number of offered rates appear, then the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent after consultation with the Company, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified in the applicable Authentication Certificate commencing on the second London Business Day immediately following the Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount of not less than $1,000,000 (or the equivalent in the Index Currency, if the Index Currency is not the U.S. dollar) that is representative of a single transaction in the Index Currency in the market at that time. If at least two quotations are provided, LIBOR determined on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, LIBOR will be determined on that Interest Determination Date as the arithmetic mean of the rates quoted at approximately 11:00 a.m., London time, or some other time specified in the applicable Authentication Certificate, in the applicable Principal Financial Center for the country of the Index Currency on the Interest Determination Date, by three major banks in that Principal Financial Center selected by the Calculation Agent, after consultation with the Company, for loans in the Index Currency to leading European banks, having the Index Maturity specified in the applicable Authentication Certificate and in a principal amount of not less than $1,000,000 (or the equivalent in the Index Currency, if the Index Currency is not the U.S. dollar) that is representative of a single transaction in that Index Currency in the market at that time. If the banks so selected by the Calculation Agent are not quoting as mentioned in the previous sentence, LIBOR for the applicable Interest Reset Period will be the same as LIBOR in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the LIBOR Notes for which LIBOR is being determined shall be the Initial Interest Rate).

     If neither LIBOR Reuters nor LIBOR Telerate is specified in the applicable Authentication Certificate, LIBOR for the applicable Index Currency will be determined as if LIBOR Telerate were specified, and, if the U.S. dollar is the Index Currency, as if Page 3750, had been specified.

     SECTION 110. Prime Rate Notes. Prime Rate Notes will bear interest at the interest rates specified in the Prime Rate Notes and in the applicable Authentication Certificate. That interest rate will be based on the Prime Rate and any Spread or Spread Multiplier and will be subject to the Minimum Interest Rate and the Maximum Interest Rate, if any.

     The Prime Rate will be, for any Interest Determination Date, the rate set forth on that date in H.15(519) under the heading "Bank Prime Loan."

     The following procedures will apply if the Prime Rate cannot be determined as described above: If the above rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, then the Prime Rate will be the rate on that Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the heading "Bank Prime Loan." If the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date in either H.15(519) or the H.15 Daily Update, or some other recognized electronic source for the purpose of displaying the rate, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page as that bank's prime rate or base lending rate as in effect as of 11:00 a.m., New York City time, on that Interest Determination Date as quoted on the Reuters Screen USPRIME 1 Page on the Interest Determination Date. If fewer than four rates appear on the Reuters Screen USPRIME 1 Page for that Interest Determination Date, the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Interest Determination Date by three major banks in New York City selected by the Calculation Agent, after consultation with the Company, from which quotations are requested. If fewer than two quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates in New York City by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, in each case having total equity capital of at least U.S. $500 million and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to quote the rate or rates. If the banks or trust companies selected by the Calculation Agent are not quoting as mentioned above, the Prime Rate for the applicable Interest Reset Period will be the same as the Prime Rate in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the Prime Rate Notes for which the Prime Rate is being determined shall be the Initial Interest Rate).

     SECTION 111. Treasury Rate Notes. Treasury Rate Notes will bear interest at the interest rates specified in the Treasury Rate Notes and in the applicable Authentication Certificate. That interest rate will be based on the Treasury Rate and any Spread or Spread Multiplier and will be subject to the Minimum Interest Rate and the Maximum Interest Rate, if any.

     The Treasury Rate will be the rate from the auction held on the applicable Interest Determination Date of direct obligations of the United States, which are commonly referred to as "Treasury Bills," having the Index Maturity specified in the applicable Authentication Certificate as that rate appears under the caption "Investment Rate" on the display on the Telerate on page 56 or any other page as may replace page 56 on that service, referred to as "Telerate Page 56," or page 57 or any other page as may replace page 57 on that service, referred to as "Telerate Page 57."

     The following procedures will apply if the Treasury Rate cannot be determined as described above: If the rate described above is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, the Treasury Rate for the Interest Determination Date will be the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable and applied on a daily basis) of the rate of the applicable Treasury Bills, published in the
H.15 Daily Update, or any other recognized electronic source used for the purpose of displaying the rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High" on the Interest Determination Date, or if not so published by 3:00 p.m., New York City time on the Calculation Date, the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable and applied on a daily basis) of the auction rate of the applicable Treasury Bills as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity designated in the applicable Authentication Certificate are not published or reported as provided above by 3:00 p.m., New York City time, on the Calculation Date or if no auction is held on the

Interest Determination Date, then the Treasury Rate will be the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable and applied on a daily basis) of the rate on the Interest Determination Date of Treasury Bills having the Index Maturity specified in the applicable Authentication Certificate published in H.15(519), or such other recognized electronic source used for the purpose of displaying that rate, under the caption "U.S. Government Securities/ Treasury Bills/ Secondary Market." If the rate referred to in the immediately preceding sentence is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, the Treasury Rate shall be the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable and applied on a daily basis) of the rate on the Interest Determination Date of such Treasury Bills as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying that rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market." If the rate referred to above is not published in H.15(519), H.15 Daily Update, or another recognized electronic source, by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable and applied on a daily basis) calculated using the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the applicable Interest Determination Date, of three primary United States government securities dealers, selected by the Calculation Agent, after consultation with the Company, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified in the applicable Authentication Certificate. If the dealers selected by the Calculation Agent are not quoting as mentioned in the immediately preceding sentence, the Treasury Rate for the applicable Interest Reset Period will be the same as the Treasury Rate in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the Treasury Rate Notes for which the Treasury Rate is being determined shall be the Initial Interest Rate).

     SECTION 112. CMT Rate Notes. CMT Rate Notes will bear interest at the interest rate (calculated with reference to the CMT Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any) specified in the CMT Rate Notes and in the applicable Authentication Certificate.

     Unless otherwise indicated in an applicable Authentication Certificate, if CMT Telerate Page 7051 is specified in the applicable Authentication Certificate, CMT Rate means the percentage equal to the yield for U.S. Treasury securities at "constant maturity" having the Index Maturity specified in the applicable Authentication Certificate as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on the Telerate on page 7051 (or any other page as may replace the specified page on that service) ("Telerate Page 7051"), for the particular Interest Determination Date. The following paragraphs detail the procedures to be followed in the event that CMT Telerate Page 7051 is specified in the applicable Authentication Certificate, but the foregoing method for determining CMT Rate is not available.

.. If the rate referred to in the preceding paragraph does not so appear on Telerate Page 7051 by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the percentage equal to the yield for U.S. Treasury securities at "constant maturity" having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities".

.. If the rate referred to in the preceding paragraph does not so appear in H.15(519) by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the U.S. Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519).

.. If the rate referred to in the preceding paragraph is not so published by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on that Interest Determination Date of three leading primary U.S. government securities dealers in New York City (each, a "Reference Dealer"), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time.

.. If fewer than five but more than two of the prices referred to in the preceding paragraph are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated.

.. If fewer than three of the prices referred to two paragraphs above are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time.

.. If fewer than five but more than two prices referred to in the preceding paragraph are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated.

.. If fewer than three prices referred to two paragraphs above are provided as requested, the CMT Rate for the applicable Interest Reset Date will be the same as the CMT Rate for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the CMT Rate Notes for which the CMT Rate is being determined shall be the Initial Interest Rate).

     Unless otherwise indicated in an applicable Authentication Certificate, if CMT Telerate Page 7052 is specified in the applicable Authentication Certificate, CMT Rate means the percentage equal to the one-week or one-month, as specified in the applicable Authentication Certificate, average yield for U.S. Treasury securities at "constant maturity" having the Index Maturity specified in the applicable Authentication Certificate as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on the Telerate on page 7052 (or any other page as may replace the specified page on that service) ("Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls. The following paragraphs detail the procedures to be followed in the event that CMT Telerate Page 7052 is specified in the applicable Authentication Certificate, but the foregoing method for determining CMT Rate is not available.

.. If the rate referred to in the preceding paragraph does not so appear on Telerate Page 7052 by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the percentage equal to the one-week or one-month, as specified in the applicable Authentication Certificate, average yield for U.S. Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities."

.. If the rate referred to in the preceding paragraph does not so appear in H.15(519) by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the one-week or one-month, as specified in the applicable Authentication Certificate, average yield for U.S. Treasury securities at "constant maturity" having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls.

.. If the rate referred to in the preceding paragraph is not so published by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time.

.. If fewer than five but more than two of the prices referred to in the preceding paragraph are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated.

.. If fewer than three prices referred to two paragraphs above are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation

   Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time.

.. If fewer than five but more than two prices referred to in the preceding paragraph are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest or the lowest of the quotations will be eliminated.

.. If fewer than three prices referred to two paragraphs above are provided as requested, the CMT Rate for the applicable Interest Reset Date will be the same as the CMT Rate for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the CMT Rate Notes for which the CMT Rate is being determined shall be the Initial Interest Rate).

     For purposes of the above calculations (whether CMT Telerate Page 7051 or CMT Telerate Page 7052 is specified in the applicable Authentication Certificate), if two U.S. Treasury securities with an original maturity greater than the Index Maturity specified in the applicable Authentication Certificate have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the U.S. Treasury security with the shorter remaining term to maturity will be used.

     If no CMT Telerate Page is specified in the applicable Authentication Certificate, CMT Telerate Page 7052, for the most recent week, shall be deemed specified.

     SECTION 113. Denominations. Unless otherwise specified in the applicable Authentication Certificate, Notes, other than Foreign Currency Notes shall be issued only in denominations of $25 or $1,000, as specified in the Authentication Certificate, and any integral multiple of such denomination in excess thereof. Foreign Currency Notes will be issued in equivalent denominations, as determined by reference to the Market Exchange Rate on the Business Day immediately preceding the date of issuance unless otherwise specified in the applicable Authentication Certificate.

     SECTION 114. Global Securities. The Notes will be issued initially in the form of one or more permanent Global Securities registered in the name of the Depositary (which shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, Notes represented by such Global Securities will not be exchangeable for, and will not otherwise be issuable as, Notes in definitive form. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

     Owners of beneficial interests in such a Global Security will not be considered the Holders thereof for any purpose under the Indenture, and no Global Security representing a Note shall be exchangeable, except for another Global Security of like denomination and tenor to be registered in the name of the Depositary or its nominee or to a successor Depositary or its nominee or except as described below. The rights of Holders of such Global Security shall be exercised only through the Depositary.

     A Global Security shall be exchangeable for Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Company within 90 days of receipt by the Company of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Company within 90 days after it becomes aware of such cessation, or (ii) the Company in its sole discretion determines that such Global Security shall be so exchangeable. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Notes registered in such names as the Depositary shall direct.

     SECTION 115. Redemption. If a "make whole" redemption option is specified in the applicable Authentication Certificate, the Notes will be redeemable at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, as calculated by an Independent Investment Banker, plus a number of basis points specified in the Authentication Certificate plus, in each case, accrued and unpaid interest on the Notes to the Redemption Date, but interest installments whose maturity is prior to such Redemption Date will be payable to the Holders of such Notes of record at the close of business on the relevant Regular Record Dates referred to on the face thereof, all as provided in the Indenture.

     If so specified in the applicable Authentication Certificate, the Notes will be redeemable at the option of the Company on the date or dates prior to the Stated Maturity Date specified in the applicable Authentication Certificate at the price or prices ("Redemption Prices") specified in the applicable Authentication Certificate, together with accrued interest, if any, to the Redemption Date. Notwithstanding the foregoing, if a date prior to which the Company may not redeem the Note as part of, or in anticipation of, a refunding operation (a "Limitation Date") is specified in the applicable Authentication Certificate and on the applicable Note, the Company may not redeem the Note prior to the Limitation Date as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of monies borrowed having an interest cost to the Company of less than the rate specified in the Authentication Certificate and on the applicable Note.

     Unless otherwise specified in the applicable Authentication Certificate, the Company may redeem any of the Notes which are redeemable and remain outstanding either in whole or from time to time in part upon the terms and conditions set forth in Article Eleven of the Indenture.

     SECTION 116. Sinking Fund; Repayment at Holder's Option. Unless otherwise specified in the applicable Authentication Certificate, the Company shall not be obligated to redeem or purchase any Note pursuant to any sinking fund or analogous provision, or at the option of the Holder, before its Stated Maturity Date. If the applicable Authentication Certificate specifies one or more dates on which a Note may be repayable at the option of the Holder, the Note will be repayable at the Holder's option on the specified Repayment Dates at the specified repayment price. Unless otherwise specified in the applicable Authentication Certificate, the repayment price will be equal to 100% of the principal amount of the Note, together with accrued interest to the date of repayment. For Notes issued with Original Issue Discount, the Authentication Certificate will specify the amount payable upon repayment.

     If applicable, the repayment option may be exercised by the Holder of a Note for less than the entire principal amount of that Note, but in that event, the principal amount remaining outstanding after repayment must be in an authorized denomination. In the event of repayment of a Note in part only, a new Note or Notes of this series and of like tenor for the unpurchased portion thereof will be issued in the name of the Holder upon cancellation.

     For the Company to repay a Note, the Paying Agent must receive at least 30 days but not more than 60 days prior to the Repayment Date: (i) the Note with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed; or (ii) a telegram, telex, facsimile transmission or a letter from a broker-dealer, commercial bank or trust company in the United States setting forth the name of the Holder, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised and a guarantee that the Note to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Note will be received by the Paying Agent by the fifth Business Day after the date of that telegram, telex, facsimile transmission or letter; provided, however, that the telegram, telex, facsimile transmission or letter will only be effective if that Note and completed form are received by the Paying Agent by the fifth Business Day after the date of that telegram, telex, facsimile transmission or letter.

     If Notes of any series are subject to repayment in whole or in part at the option of the Holders, the Company, on or before the Repayment Date, will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003 of the Indenture) an amount of money sufficient to pay the principal (or, if so provided by the terms of the Notes of any series, a percentage of the principal) of, and accrued interest on, all the Notes or portions thereof, as the case may be, to be repaid on such date.

     Exercise of the repayment option by the Holder of a Note will be irrevocable. The Holder may exercise the repayment option for less than the entire principal amount of the Note. In that event, the principal amount of the Note remaining outstanding after repayment must be an authorized denomination.

     If a Note is represented by a Global Security, the Depositary or its nominee will be the Holder of the Note and therefore will be the only entity that can exercise a right to repayment.

     SECTION 117. Currency. The Notes may be denominated, and payments of principal of and interest on the Notes will be made, in United States dollars or in such foreign currencies or composite currencies (a "Specified Currency") as may be specified in the applicable Authentication Certificate (each such Note denominated in a Specified Currency other than United States dollars, a "Foreign Currency Note").

     SECTION 118. Paying Agent; Payments. (i) The Trustee shall initially serve as Paying Agent with respect to the Notes, with the Place of Payment initially being the Corporate Trust Office of the Trustee; (ii) payment of principal of and any premium and interest on Notes represented by any Global Security (as defined below) will be made to the Depositary (as specified below) or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Notes represented thereby for all purposes under the Indenture;
(iii) unless otherwise specified in the applicable Authentication Certificate and except as provided in Section 307 of the Original Indenture, payments of interest with respect to any Note payable in United States dollars (other than interest payable at the Stated Maturity Date or any earlier Redemption Date or Repayment Date) will be made by check mailed to the Holder at the address of such Holder appearing on the Security Register for the Notes at the applicable Regular Record Date, and (iv) except as provided in Section 307 of the Original Indenture, interest payable on any Interest Payment Date (other than interest payable at the Stated Maturity Date or any earlier Redemption Date or Repayment
Date) with respect to a Note will be paid to the Person in whose name that Note is registered on the Security Register at the applicable Regular Record Date for the payment of such interest, provided that interest payable on any Interest Payment Date that is also the Stated Maturity Date or any earlier Redemption Date or Repayment Date will be made to the Person to whom principal is payable.

     A Holder of Notes shall be entitled to payment by wire transfer of immediately available funds if appropriate payment instructions have been received in writing by the Trustee at its Corporate Trust Office on or prior to the Regular Record Date for an Interest Payment Date or at least 16 days prior to the Stated Maturity Date or any earlier Redemption Date or Repayment Date. In the event that payment is so made in accordance with instructions of the Holder, such wire transfer shall be deemed to constitute full and complete payment of such interest, principal and any premium on the Notes. Payment of the principal of and any premium due with respect to any Note at the Stated Maturity Date or any earlier Redemption Date or Repayment Date, together with any interest payable at such date, will be made in immediately available funds against presentation and surrender of such Note at the Corporate Trust Office of the Trustee accompanied by wire transfer instructions, provided that the Note is presented to the Trustee in time for the Trustee to make payments in such funds in accordance with its normal procedures.

     Unless otherwise specified in the applicable Authentication Certificate, payments of principal and any premium and interest on a Foreign Currency Note will be made in United States dollars unless the Holder elects to receive all or a portion of the payments on such Foreign Currency Notes in the Specified Currency. To do so, the Holder must send a written request to the Paying Agent as follows: for payments of interest, on or prior to the applicable Regular Record Date; or for payments of principal, at least 16 calendar days prior to the Stated Maturity Date or any earlier Redemption Date or Repayment Date. To revoke this election for all or a portion of the payments on the Foreign Currency Notes, the Holder must send written notice to the Paying Agent as follows: on or prior to the applicable Regular Record Date, for payments of interest; or at least 16 calendar days prior to the

Stated Maturity Date or any earlier Redemption Date or Repayment Date, for payments of principal. If the Holder elects to be paid in the Specified Currency, the Paying Agent will pay the principal, premium, if any, or interest, if any, on the Foreign Currency Notes by wire transfer of immediately available funds in the Specified Currency to the Holder's account at a bank located outside the United States, and in the case of a Foreign Currency Note payable in euros, in a country for which the euro is a lawful currency, if the Paying Agent has received the Holder's written wire transfer instructions on or prior to the Regular Record Date for an Interest Payment Date and at least 16 calendar days prior to the payment date for principal or premium, if any. If a payment cannot be made by wire transfer because the required information has not been received by the Trustee on or before the requisite date, a notice will be mailed to the Holder at its registered address requesting the relevant information, and no payment will be made until a designation is made. The Paying Agent will only pay the principal of the Foreign Currency Notes, premium, if any, and interest, if any, due at the Stated Maturity Date or any earlier Redemption Date or Repayment Date, upon surrender of the Foreign Currency Notes at the office or agency of the Paying Agent.

     The Exchange Rate Agent specified in the applicable Authentication Certificate (the "Exchange Rate Agent") will convert the Specified Currency into United States dollars for Holders who do not elect to receive payments in the Specified Currency. The conversion will be based on a bid quotation in New York City received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from a recognized foreign exchange dealer for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on the payment date, in the aggregate amount of the United States dollars payable to those Holders of Notes, and at which the dealer commits to execute a contract. The dealer providing the quotation may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Company. If no bid quotation is available, payments will be made in the Specified Currency. The Holders of Foreign Currency Notes will pay all currency exchange costs by deductions from the amounts payable on the Foreign Currency Notes.

     If the Specified Currency is unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company may satisfy its obligations to Holders of Foreign Currency Notes by making those payments on the date of payment in United States dollars on the basis of the noon dollar buying rate in New York City for the cable transfers of the Specified Currency, published by the Federal Reserve Bank of New York on the second Business Day prior to the applicable payment date (the "Market Exchange Rate"). If that rate of exchange is not then available or is not published for a Specified Currency, the Market Exchange Rate will be based on the most recently available Market Exchange Rate, or as otherwise specified in the applicable Authentication Certificate.

     The foregoing provisions do not apply if a Specified Currency is unavailable because it has been replaced by the euro. If the euro has been substituted for a Specified Currency, the Company may, at its option, or will, if required by applicable law, without consent of the Holders of the affected Foreign Currency Notes, pay the principal, premium, if any, or interest, if any, on any Foreign Currency Note denominated in the Specified Currency in euros instead of the Specified Currency, in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty established by the European Community, as amended by the treaty on European Union. Any payment made in United States dollars or in euros as described above where required payment is in an unavailable Specified Currency will not constitute an Event of Default under the Indenture.

     The portion of the principal amount of the Notes, other than Original Issue Discount Notes which shall be payable upon declaration of acceleration of maturity thereof shall not be other than the principal amount thereof. The portion of the principal amount of any Original Issue Discount Notes which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 502 of the Indenture shall be determined by an Officer from time to time and shall be specified in the applicable Authentication Certificate.

     SECTION 119.      Additional Terms.

                (i) Unless otherwise specified in the applicable Authentication Certificate, the Notes shall be defeasible pursuant to
     Section 402 of the Indenture.

                (ii) Unless otherwise specified in the applicable Authentication Certificate, the Notes shall be subject to the Events of Default specified in Section 501, paragraphs (1) through (6), of the Indenture.

                (iii) Unless otherwise specified in the applicable Authentication Certificate, the Notes shall be subject to the covenants specified in Article Ten of the Indenture and the covenants contained in
     Section 121 of this Fourteenth Supplemental Indenture.

                (iv) Subject to the terms of the Indenture including, without limitation, this supplemental indenture, the Notes shall have such other terms (which may be in addition to or different from the terms set forth herein) as are specified in the applicable Authentication Certificate.

     SECTION 120. Establishment of Procedures for Authentication of Notes Pursuant to Section 303 of the Indenture. Pursuant to Section 303 of the Indenture, Notes may be authenticated by the Trustee and issued in accordance with the administrative procedures agreed upon from time to time by the Company, the Trustee and the distribution agents for the Notes and upon receipt by the Trustee (including by facsimile) of an Authentication Certificate supplemental to this supplemental indenture, in substantially the form attached as Exhibit C hereto (an "Authentication Certificate"), setting forth the information specified or contemplated therein for the particular Notes to be authenticated and issued.

     SECTION 121. Limitation on Liens. The Company will not, while any of the Notes remain Outstanding, create, or suffer to be created or to exist, any Lien upon any Principal Property of the Company or upon any shares of stock of any Material Subsidiary of the Company, whether such Principal Property is, or shares of stock are, now owned or hereafter acquired, to secure any indebtedness for borrowed money of the Company, unless it shall make effective provision whereby the Notes then Outstanding shall be secured by such Lien equally and ratably with any and all indebtedness for borrowed money thereby secured so long as any such indebtedness shall be so secured; provided, however, that nothing in this Section shall be construed to prevent the Company from creating, or from suffering to be created or to exist, any Liens, or any agreements, with respect to:

          (1) purchase money mortgages, or other purchase money liens, pledges, security interests or encumbrances of any kind upon property hereafter acquired by the Company, or

          Liens of any kind existing on any property or any shares of stock at the time of the acquisition thereof (including Liens which exist on any property or any shares of stock of a Person which is consolidated with or merged with or into the Company or which transfers or leases all or substantially all of its properties to the Company), or conditional sales agreements or other title retention agreements and leases in the nature of title retention agreements with respect to any property hereafter acquired; provided, however, that no such Lien shall extend to or cover any other property of the Company;

     (2) Liens upon any property of the Company or any shares of stock of any Material Subsidiary of the Company existing as of the date of the initial issuance of the Notes or upon the shares of stock of any corporation, which Liens existed at the time such corporation became a Material Subsidiary of the Company; liens for taxes or assessments or other governmental charges or levies; pledges to secure other governmental charges or levies; pledges or deposits to secure obligations under worker's compensation laws, unemployment insurance and other social security legislation, including liens of judgments thereunder which are not currently dischargeable; pledges or deposits to secure performance in connection with bids, tenders, contracts (other than contracts for the payment of money) or leases to which the Company is a party; pledges or deposits to secure public or statutory obligations of the Company; builders', materialmen's, mechanics', carriers', warehousemen's, workers', repairmen's, operators', landlords' or other like liens in the ordinary course of business, or deposits to obtain the release of such liens; pledges or deposits to secure, or in lieu of, surety, stay, appeal, indemnity, customs, performance or return-of-money bonds; other pledges or deposits for similar purposes in the ordinary course of business; liens created by or resulting from any litigation or proceeding which at the time is being contested in good faith by appropriate proceedings; liens incurred in connection with the issuance of bankers' acceptances and lines of credit, bankers' liens or rights of offset and any security given in the ordinary course of business to banks or others to secure any indebtedness payable on demand or maturing within 12 months of the date that such indebtedness is originally incurred; liens incurred in connection with repurchase, swap or other similar agreements (including, without limitation, commodity price, currency exchange and interest rate protection agreements); leases made, or existing on property acquired, in the ordinary course of business; liens securing industrial revenue or pollution control bonds; liens, pledges, security interests or other encumbrances on any property arising in connection with any defeasance, covenant defeasance or in-substance defeasance of indebtedness of the Company, including the Notes; liens created in connection with, and created to secure, a non-recourse obligation; zoning restrictions, easements, licenses, rights-of-way, restrictions on the use of property or minor irregularities in title thereto, which do not, in the opinion of the Company, materially impair the use of such property in the operation of the business of the Company or the value of such property for the purpose of such business;

     (3) Liens in favor of the United States, any foreign country or any department, agency or instrumentality or political subdivision of any such jurisdiction, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such mortgages, including, without limitation, mortgages to secure indebtedness of the pollution control or industrial revenue bond type;

          (4) indebtedness which may be issued by the Company in connection with a consolidation or merger of the Company or any Material Subsidiary of the Company with or into any other Person (which may be an Affiliate of the Company or any Material Subsidiary of the Company) in exchange for or otherwise in substitution for secured indebtedness of such Person ("Third Party Debt") which by its terms (i) is secured by a mortgage on all or a portion of the property of such Person, (ii) prohibits secured indebtedness from being incurred by such Person, unless the Third Party Debt shall be secured equally and ratably with such secured indebtedness or
               (iii) prohibits secured indebtedness from being incurred by such Person;

          (5) indebtedness of any Person which is required to be assumed by the Company in connection with a consolidation or merger of such Person, with respect to which any property of the Company is subjected to a Lien;

          (6) Liens of any kind upon any property acquired, constructed, developed or improved by the Company (whether alone or in association with others) after the date of the initial issuance of the Notes which are created prior to, at the time of, or within 18 months after such acquisition (or in the case of property constructed, developed or improved, after the completion of such construction, development or improvement and commencement of full commercial operation of such property, whichever is later) to secure or provide for the payment of any part of the purchase price or cost thereof; provided that in the case of such construction, development or improvement the Liens shall not apply to any property theretofore owned by the Company other than theretofore unimproved real property;

          (7) Liens in favor of the Company, one or more Material Subsidiaries of the Company, one or more wholly-owned Subsidiaries of the Company or any of the foregoing in combination;

          (8) the replacement, extension or renewal (or successive replacements, extensions or renewals), as a whole or in part, of any Lien, or of any agreement, referred to above in clauses (1) through (7) inclusive, or the replacement, extension or renewal (not exceeding the principal amount of indebtedness secured thereby together with any premium, interest, fee or expense payable in connection with any such replacement, extension or renewal) of the indebtedness secured thereby; provided that such replacement, extension or renewal is limited to all or a part of the same property that secured the Lien replaced, extended or renewed (plus improvements thereon or additions or accessions thereto); or

          (9)  any other Lien not excepted by the foregoing clauses (1) through
               (8); provided that immediately after the creation or assumption of such Lien, the aggregate principal amount of indebtedness for borrowed money of the Company secured by all Liens created or assumed under the provisions of this clause (9) shall not exceed an amount equal to 10% of the common shareholders' equity of the Company, as shown on its consolidated balance sheet for the accounting period occurring immediately prior to the creation or assumption of such Lien.

     This Section 121 has been included in this Fourteenth Supplemental Indenture expressly and solely for the benefit of the Company's Medium-Term Notes, Series B, and shall be subject to covenant defeasance pursuant to Section 402(3) of the Original Indenture.

                                   ARTICLE II
                            MISCELLANEOUS PROVISIONS

     SECTION 201. Recitals by Company. The recitals in this Fourteenth Supplemental Indenture are made by the Company only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the Notes and of this Fourteenth Supplemental Indenture as fully and with like effect as if set forth herein in full.

     SECTION 202. Ratification and Incorporation of Original Indenture. As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Fourteenth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

     SECTION 203. Executed in Counterparts. This Fourteenth Supplemental Indenture may be executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     SECTION 204. Assignment. The Company shall have the right at all times to assign any of its rights or obligations under the Indenture with respect to the Notes to a direct or indirect wholly-owned subsidiary of the Company; provided that, in the event of any such assignment, the Company shall remain primarily liable for the performance of all such obligations. The Indenture may also be assigned by the Company in connection with a transaction described in Article Eight of the Original Indenture.

     IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officer, all as of the day and year first above written.

                                         DOMINION RESOURCES, INC.


                                         By: /s/ G. Scott Hetzer
                                            ------------------------------------

                                         Name:  G. Scott Hetzer
                                         Title: Senior Vice President and
                                                 Treasurer

                                         JPMORGAN CHASE BANK, as Trustee


                                         By: /s/ Carol Ng
                                            ------------------------------------
                                         Name:   Carol Ng
                                              ----------------------------------
                                         Title:  Vice President
                                               ---------------------------------

                                                                       EXHIBIT A
REGISTERED NO. RF-___
CUSIP NO. ____

                            DOMINION RESOURCES, INC.
                           MEDIUM-TERM NOTE, SERIES B
                                  (Fixed Rate)

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (DTC) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[THIS MEDIUM-TERM NOTE, SERIES B, IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS MEDIUM-TERM NOTE, SERIES B, MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS MEDIUM TERM NOTE, SERIES B, IN WHOLE OR IN PART MAY BE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]*

Principal Amount:                     Interest Rate:                     Stated Maturity Date:
Original Issue Date:                  Authorized Denomination (if        Specified Currency:
                                      other than U.S. $1,000 and
                                      integral multiples thereof):

Interest Payment Date(s):             Regular Record Dates:              Exchange Rate Agent:

Limitation Date:                      Refunding Rate:

Redemption Terms:                     Make Whole Redemption: ____        Repayment Terms:
                                         Basis points:
                                      Other Redemption Price:
Original Issue Discount Note:         Yield to Maturity:

__ Original Issue Discount            __ Original Issue Discount
   Security Subject to Special           Security for Tax Purposes
   Provisions Herein                     Only
Additional Terms (if any):

FOR PURPOSES OF SECTION 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.

-----------
* Insert in Global Securities

     DOMINION RESOURCES, INC., a corporation duly organized and existing under the laws of Virginia (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.] * or registered assigns, the principal sum of ______________ on the Stated Maturity Date shown above (or upon earlier redemption or repayment) (such Stated Maturity Date or earlier date of redemption or repayment referred to herein as the "Maturity Date"), and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on each Interest Payment Date as specified above in each year, commencing on the Interest Payment Date next succeeding the Original Issue Date shown above and on the Maturity Date at the rate per annum shown above until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Maturity Date) will, as provided in such Indenture, be paid to the Person in whose name this Medium-Term Note, Series B (the "Note"), or one or more predecessor Notes, is registered at the close of business on the Regular Record Date for such interest, which shall be the Regular Record Date as specified above (whether or not a Business Day, as hereinafter defined), as the case may be, next preceding such Interest Payment Date, provided, however, that, if the Original Issue Date shown above is between a Regular Record Date and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the holder of this Note on the Regular Record Date with respect to such second Interest Payment Date; and provided, further, that interest payable on an Interest Payment Date that is the Maturity Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture (hereinafter defined), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

     Payment of the principal of (and premium, if any) and interest on this Note will be made in immediately available funds upon surrender of this Note, in the case of payment due at the Maturity Date, at the corporate trust office of the Trustee, maintained for that purpose in the Borough of Manhattan, New York City and currently located at 4 New York Plaza, New York, New York 10004; provided, however, that if such payment of principal or interest is to be made in a Specified Currency other than U.S. dollars, as provided on the reverse hereof, by wire transfer to an account maintained by the Holder hereof in the country of such Specified Currency shown above (the Holder's Overseas Account), as designated by the Holder of this Note by written notice to the Trustee on or prior to the Regular Record Date or at least 16 days prior to the Maturity Date or in connection with any transfer after such sixteenth day. In the absence of such designation or if such wire transfer cannot be made for any other reason, the Trustee will mail a notice to the address of the Person entitled thereto as such address shall appear on the Security Register on the Regular Record Date for any payment of interest or on the date of such notice in connection with payment of principal, as the case may be, requesting a designation pursuant to which such wire transfer can be made and no such payment shall be made until such designation is made. As more fully provided on the reverse hereof, if payment of principal of (and premium, if any) and interest on this Note is to be made in U.S. dollars, payment will be made (upon surrender of the Note, in the case of payment due at the Maturity Date, at the foregoing corporate trust office) by wire transfer to an account designated by the Holder (the Holder's U.S. Account) by written notice to the Trustee on or prior to the Regular Record Date or at least 16 days prior to the Maturity Date, or, in the absence of such designation, by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the Regular Record Date for any payment of interest or the Maturity Date shown above for payment of principal, as the case may be. As more fully provided on the reverse hereof, payment of the principal of (and premium, if any)

----------
* Insert in Global Securities
and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts or, if payment of the principal of and interest on this
Note is to be made in a Specified Currency other than U.S. dollars, subject to applicable laws and regulations, in the Specified Currency shown above.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                                    DOMINION RESOURCES, INC.


                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          JPMORGAN CHASE BANK,
                                          as Trustee

                                          By: _____________________________
                                                Authorized Officer

                                                                       EXHIBIT A

                                   (Reverse)
                            DOMINION RESOURCES, INC.
                           MEDIUM-TERM NOTE, SERIES B

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an indenture, dated as of June 1, 2000, as heretofore supplemented and amended and as further supplemented by a Fourteenth Supplemental Indenture dated as of August 1, 2003 (the "Fourteenth Supplemental Indenture") (collectively, as amended or supplemented from time to time, herein called the "Indenture," which term shall have the meaning assigned to it in such instrument) between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof as Medium-Term Notes, Series B (the "Notes"). There is no limit on the aggregate principal amount of the Notes and, in addition, any issuance of a tranche of Notes may be reopened at any time for the issuance of additional Notes having the same interest rate, maturity and other terms as Notes of such tranche previously issued.

     The fixed rate Securities of this series are identical except for Specified Currency, denomination, interest rate, issue date, Stated Maturity Date, redemption or repayment terms, if any, extent of original issue discount, if any, and any additional terms set forth on the face hereof.

     The principal of (and premium, if any) and interest on this Note are payable by the Company in the Specified Currency shown on the face hereof. If this Note is denominated in a Specified Currency other than U.S. dollars, unless the Holder hereof shall have elected to receive payments in such Specified Currency, payment of the principal of (and premium, if any) and interest on this Note will be made in U.S. dollars. JPMorgan Chase Bank, in its capacity as exchange rate agent, or such other Person as shall be appointed by the Company (the "Exchange Rate Agent"), will convert payments of principal of (and premium, if any) and interest on this Note to U.S. dollars. The amount to be received by a Holder of this Note not electing to receive payments in such Specified Currency will be based on a bid quotation in New York City received by the Exchange Rate Agent at approximately 11:00 A.M. New York City time on the second Business Day preceding the applicable payment date from a recognized foreign exchange dealer (which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the U.S. dollars payable to all Holders of Notes receiving payment in U.S. dollars and at which the dealer commits to execute a contract. If such bid quotation is not available, payments will be made in the Specified Currency. All currency exchange costs will be borne pro rata by the Holders by deductions from such payments in U.S. dollars.

     As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither (a) a legal holiday nor (b) a day on which banking institutions are authorized or required by law, regulation or executive order to close in New York City; provided, however, that for Notes denominated in a Specified Currency other than United States dollars that day is also not a day on which commercial banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country issuing the Specified Currency (or for Notes denominated in euros, that day is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System, commonly referred to as "TARGET," is operating). "Principal Financial Center" means , as applicable, the capital city of the country issuing the Specified Currency; provided, however, that the Principal Financial Center will be New York City for United States dollars, Sydney for Australian dollars, Toronto for Canadian dollars, Brussels for euros, Johannesburg for South African rand and Zurich for Swiss francs.

     If this Note is denominated in a Specified Currency other than U.S. dollars, the Holder of this Note may elect to receive payment of the principal of and interest on this Note in the Specified Currency by transmitting a written request for such payment to the Trustee at its corporate trust office in New York City on or prior to the Regular Record Date or at least 16 calendar days prior to the Maturity Date, as the case may be. Such request may be in writing (mailed or hand delivered) or may be by cable, telex or other form of facsimile transmission. The Holder of this Note need not file a separate election for each such payment. Such election, once properly made, will remain in effect until this Note is transferred or until changed by written notice to the Trustee, but written notice of any such change must be received by the Trustee on or prior to the Regular Record Date or at least 16 calendar days prior to the Maturity Date, as the case may be.

     In order for the Holder of this Note to receive payments by wire transfer, such Holder shall designate an appropriate account (being either the Holder's Overseas Account or the Holder's U.S. Account, as the case may be). Such designation shall be made by filing the appropriate information with the Trustee at its corporate trust office in New York City on or prior to the Regular Record Date for an Interest Payment Date or at least 16 calendar days prior to the Maturity Date, except as provided on the face hereof. The Trustee will, subject to applicable laws and regulations (in the case of a Specified Currency other than U.S. dollars), and until it receives notice to the contrary or until this
Note is transferred, make such payment and all succeeding payments to such Holders by wire transfer to the designated Holder's Overseas Account or Holder's U.S. Account, as the case may be. The Company will pay any administrative costs imposed by banks in connection with making wire transfer of payments, but any tax, assessment, governmental or other charge imposed upon such payments will be borne by the Holder of this Note and deducted therefrom.

     If the Specified Currency other than U.S. dollars is not available for the payment of principal or interest with respect to this Note due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in U.S. dollars on the basis of the Market Exchange Rate (defined as the noon dollar buying rate in New York City for cable transfers for such Specified Currency, as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New
York) as of the second Business Day prior to payment or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate, or as otherwise specified in the terms of this Note. The Market Exchange Rate determined as provided above by the Exchange Rate Agent and certified by the Company to the Trustee shall be conclusive absent manifest error. Any payment made in U.S. dollars under those circumstances where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default under the Indenture with respect to the Notes. A good faith determination by the Exchange Rate Agent that the Specified Currency is unavailable shall be binding upon the Trustee and the Holder of this Note.

     In the case where the Interest Payment Date or the Maturity Date does not fall on a Business Day, payment of principal (and premium, if any) or interest otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or the Maturity Date and no interest shall accrue for the period from and after the Interest Payment Date or the Maturity Date.

     Payments of interest on this Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

     If so provided on the face of this Note, this Note may be redeemed by the Company in accordance with the Redemption Terms set forth on the face hereof. If no Redemption Terms are set forth on the face hereof, this Note may not be redeemed prior to the Maturity Date. On and after the initial Redemption Date specified in the Redemption Terms, if any, this Note may be redeemed at any time in whole or in part (provided that any remaining principal amount of this Note shall be equal to an authorized denomination) at the option of the Company, at the applicable Redemption Price specified in the Redemption Terms, together with interest thereon payable to the Redemption Date, on notice given not more than 60 nor less than 20 calendar days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

     Notwithstanding the foregoing, the Company may not, prior to the Limitation Date specified on the face hereof, if any, redeem this Note as contemplated by the next preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of monies borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than the Refunding Rate specified on the face hereof, if any. If a Make-Whole Redemption option is specified on the face hereof, this Note will be redeemable at the option of the Company at any time at the Redemption Price described in Section 115 of the Fourteenth Supplemental Indenture, calculated, where applicable, on the basis of the Adjusted Treasury Rate referred to therein plus a number of basis points specified on the face hereof, plus accrued and unpaid interest to the Redemption Date.

     The Notes will not have a sinking fund.

     If Repayment Terms are indicated on the face of this Note, the Company may be required to repurchase this Note at the option of the Holder, in whole or in part, on the Repayment Date(s) and at the applicable Repayment Price(s) specified in the Repayment Terms, plus accrued interest, if any, to the applicable Repayment Date. On or before the applicable Repayment Date, the Company shall deposit with the Trustee money sufficient to pay the applicable Repayment Price and any interest accrued on the portion of this Note to be tendered for repayment. On and after such Repayment Date, interest will cease to accrue on this Note or any portion hereof tendered for repayment.

     The repayment option may be exercised by the Holder of this Note for less than the entire principal amount hereof, but in that event, the principal amount hereof remaining outstanding after repayment must be in an authorized denomination. In the event of repurchase of this Note in part only, a new Note or Notes of this series and of like tenor for the unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In order for this Note to be repaid, the Trustee must receive at least 30 calendar days but not more than 60 calendar days prior to the Repayment Date (i) this Note with the form entitled "Option to Elect Repayment" attached to this Note duly completed or (ii) a facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of this Note, the principal amount of this Note, the principal amount of this Note to be repaid, the registered number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby, and a guarantee that this Note to be repaid, together with the duly completed form entitled "Option to Elect Repayment" attached to this Security, will be received by the Trustee not later than the fifth Business Day after the date of such facsimile transmission or letter; however, such facsimile transmission or letter shall only be effective if this Note and duly completed form are received by the Trustee by such fifth Business Day. Such notice, once given, will be irrevocable unless waived by the Company.

     Unless otherwise indicated on the face hereof, this Note will not be subject to repayment at the option of the Holder.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture; provided, however, that if this Note is an Original Issue Discount Note, the provisions set forth below under the caption "Special Provisions" shall supercede and replace the provisions of this paragraph.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than a majority in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or premium, if any, or interest hereon on or after the respective due dates expressed or provided for herein.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, in the coin or currency, and to the manner, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Security Register, upon surrender of this Note, for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes having the same Stated Maturity Date and Original Issue Date, of authorized denominations and of like tenor and for the same aggregate principal amount in the same Specified Currency, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons and unless otherwise specified on the face hereof, in denominations of U.S. $1,000 and in integral multiples of U.S. $1,000 in excess thereof or the approximate equivalent of U.S. $1,000 in the Specified Currency in which this Note is denominated (if not U.S. dollars) at the Market Exchange Rate on the Business Day immediately preceding the trade date for the original issuance of each tranche of Notes, as determined by the Exchange Rate Agent. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes having the same Specified Currency, Stated Maturity Date and Original Issue Date of any authorized denominations as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at the office or agency of the Company.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Reference in this Note to "U.S.$" or "U.S. dollars", is to the currency of the United States of America. Reference in this Note to the "Specified Currency" is to the Specified Currency shown on the face hereof. All terms used in this Note and not otherwise defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

                               SPECIAL PROVISIONS

          Unless otherwise indicated on the face hereof under "Additional Terms", if this Note is an Original Issue Discount Note subject to these Special Provisions, as indicated on the face hereof, the amount due and payable on this
Note in the event that the principal amount hereof is declared due and payable prior to the Stated Maturity Date hereof or in the event that this Note is redeemed shall be the Amortized Face Amount (as defined below) of this Note or, in the case of redemption, the specified percentage of the Amortized Face Amount of this Note on the date such payment is due and payable as determined by the Company, plus any accrued but unpaid "qualified stated interest" (as defined in Section 1.1273-1 of the United States Treasury Department Regulations (the "Treasury Regulations")).

          The "Amortized Face Amount" of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Treasury Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of this Note due at the Stated Maturity Date hereof. As used in the preceding sentence, the term "issue price" means the principal amount of this Note due at the Stated Maturity Date hereof less the Original Issue Discount of this Note specified above. The term "Stated Yield" of this Note means the Yield to Maturity specified above for the period from the Issue Date of this Note to the Stated Maturity Date hereof based on the issue price and principal amount payable at the Stated Maturity Date hereof.

          If this Note is issued with an original issue discount, in the case of a default in payment of principal upon acceleration, redemption or at Maturity hereof, in lieu of any interest otherwise payable, the overdue principal of this Note shall bear interest at a rate of interest per annum equal to the Default Rate set forth within the Additional Terms on the fact hereof (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such acceleration, redemption or Maturity, as the case may be, to the date payment has been made or duly provided for or such default has been waived in accordance with the terms of the Indenture.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription above in this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common                  UNIF GIFT MIN ACT _____Custodian  ______

TEN ENT -  as tenants by the entireties                              (Cust)        (Minor)

JT TEN  -  as joint tenants with right of        Under Uniform Gifts to Minors Act
           survivorship and not as tenants in                        (State)
           common


Additional abbreviations may also be used though not in the above list.

                            [FORM OF TRANSFER NOTICE]

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________
  Insert Taxpayer Identification No.

________________________________________________________________________________
  Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________________________________________
  attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Dated: ____________          __________________________________________
                                      NOTICE:  The signature to this assignment
                                               must correspond with the name
                                               as written elsewhere upon  the
                                               within instrument in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatever.

                            OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price set forth on the face thereof, together with the interest to the Repayment Date, to the undersigned at

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

         (Please print or typewrite name and address of the undersigned)


     If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:
______________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): _________________.


Dated: __________________________           _______________________________

          NOTE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

                                                                       EXHIBIT B

REGISTERED NO. R-__
CUSIP NO. ____

                            DOMINION RESOURCES, INC.
                           MEDIUM-TERM NOTE, SERIES B
                                 (Floating Rate)

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (DTC) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] *

[THIS MEDIUM-TERM NOTE, SERIES B, IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS MEDIUM-TERM NOTE, SERIES B, MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS MEDIUM TERM NOTE, SERIES B, IN WHOLE OR IN PART MAY BE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.] *

PRINCIPAL AMOUNT:

BASE RATE:                               ORIGINAL ISSUE DATE:                   STATED MATURITY DATE:
IF LIBOR:                                IF CMT RATE:                           IF FLOATING RATE/FIXED RATE
[_] LIBOR Reuters,                       Designated CMT Telerate Page:          NOTE
[_] LIBOR Telerate, Page                 If page 7052, one week ___ or one         Fixed Interest Rate:_________
Alternate time for obtaining quotes,     month                                     Fixed Rate Commencement
if needed:                                                                      Date: ___________

INDEX CURRENCY:                          IF INVERSE FLOATING RATE
                                         NOTE
                                            Fixed Interest Rate:_________
INDEX MATURITY:                          INITIAL INTEREST RATE:                 INITIAL INTEREST RESET DATE(S):

SPREAD:                                  MINIMUM INTEREST RATE:                 INTEREST PAYMENT DATE(S):

SPREAD MULTIPLIER:                       MAXIMUM INTEREST RATE:                 INTEREST RESET DATE(S):

----------
* Insert in Global Securities

DAY COUNT CONVENTION                     SPECIFIED CURRENCY:              AUTHORIZED DENOMINATION
[_] Actual/360 for the period                                             (if other than U.S. $1,000 and
    from _____ to _____                                                   integral multiples thereof):
[_] Actual/Actual for the period
    from _____ to _____

REDEMPTION TERMS:                        REPAYMENT TERMS:                 LIMITATION DATE:

REFUNDING RATE:                          EXCHANGE RATE AGENT:             CALCULATION AGENT:

OTHER/ADDITIONAL PROVISIONS:

     DOMINION RESOURCES, INC., a corporation duly organized and existing under the laws of Virginia (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.] * or registered assigns, the principal sum of _________ on the Stated Maturity Date shown above (or upon earlier redemption or repayment) (such Stated Maturity Date or earlier date of redemption or repayment referred to herein as the "Maturity Date"), and to pay interest thereon, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate determined in accordance with the provisions specified above and on the reverse hereof with respect to the Base Rate specified above until the principal hereof is paid or duly made available for payment. The Company will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; provided, however, that if the Original Issue Date occurs between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the holder of this Note on the Record Date with respect to such second Interest Payment Date.

     Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for with respect to this Note) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business on the fifteenth calendar day (whether or not a Business Day) preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable. Except as otherwise provided in the Indenture (hereinafter defined), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

     Payment of the principal of (and premium, if any) and interest on this Note will be made in immediately available funds upon surrender of this Note, in the case of payment due at the Maturity Date, at the corporate trust office of the Trustee, maintained for that purpose in the Borough of Manhattan, New York City and currently located at 4 New York Plaza, New York, New York 10004; provided, however,

-----------
* Insert in Global Securities
that if such payment of principal or interest is to be made in a Specified Currency other than U.S. dollars, as provided on the reverse hereof, by wire transfer to an account maintained by the Holder hereof in the country of such Specified Currency shown above (the Holder's Overseas Account), as designated by the Holder of this Note by written notice to the Trustee on or prior to the Regular Record Date or at least 16 days prior to the Maturity Date or in connection with any transfer after such sixteenth day. In the absence of such designation or if such wire transfer cannot be made for any other reason, the Trustee will mail a notice to the address of the Person entitled thereto as such address shall appear on the Security Register on the Regular Record Date for any payment of interest or on the date of such notice in connection with payment of principal, as the case may be, requesting a designation pursuant to which such wire transfer can be made and no such payment shall be made until such designation is made. As more fully provided on the reverse hereof, if payment of principal of (and premium, if any) and interest on this Note is to be made in U.S. dollars, payment will be made (upon surrender of the Note, in the case of payment due at the Maturity Date, at the foregoing corporate trust office) by wire transfer to an account designated by the Holder (the Holder's U.S. Account) by written notice to the Trustee on or prior to the Regular Record Date or at least 16 days prior to the Maturity Date, or, in the absence of such designation, by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the Regular Record Date for any payment of interest or the Maturity Date shown above for payment of principal, as the case may be. As more fully provided on the reverse hereof, payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts or, if payment of the principal of and interest on this Note is to be made in a Specified Currency other than U.S. dollars, subject to applicable laws and regulations, in the Specified Currency shown above.

     If any Interest Payment Date other than the Maturity Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Base Rate and such Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after the Maturity Date to the date of such payment on the next succeeding Business Day.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                                   DOMINION RESOURCES, INC.

                                         By:____________________________________

                                         Name:__________________________________

                                         Title:_________________________________

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        JPMORGAN CHASE BANK,
                                        as Trustee

                                        By: ________________________________
                                               Authorized Officer

                                                                       Exhibit B
                                    (Reverse)
                            DOMINION RESOURCES, INC.
                           MEDIUM-TERM NOTE, SERIES B

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an indenture, dated as of June 1, 2000, as heretofore supplemented and amended and as further supplemented by a Fourteenth Supplemental Indenture dated as of August 1, 2003 (collectively, as amended or supplemented from time to time, herein called the "Indenture," which term shall have the meaning assigned to it in such instrument) between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof as Medium-Term Notes, Series B (the "Notes"). There is no limit on the aggregate principal amount of the Notes and, in addition, any issuance of a tranche of Notes may be reopened at any time for the issuance of additional Notes having the same interest rate, maturity and other terms as Notes of such tranche previously issued.

     The floating rate Securities of this series are identical except for Specified Currency, denomination, interest rate, issue date, Stated Maturity Date, redemption or repayment terms, if any, whether regular floating rate Notes, inverse floating rate Notes or floating rate/fixed rate Notes, and any additional terms set forth on the face hereof.

     The principal of (and premium, if any) and interest on this Note are payable by the Company in the Specified Currency shown on the face hereof. If this Note is denominated in a Specified Currency other than U.S. dollars, unless the Holder hereof shall have elected to receive payments in such Specified Currency, payment of the principal of (and premium, if any) and interest on this Note will be made in U.S. dollars. JPMorgan Chase Bank, in its capacity as exchange rate agent, or such other Person as shall be appointed by the Company (the "Exchange Rate Agent"), will convert payments of principal of (and premium, if any) and interest on this Note to U.S. dollars. The amount to be received by a Holder of this Note not electing to receive payments in such Specified Currency will be based on a bid quotation in New York City received by the Exchange Rate Agent at approximately 11:00 A.M. New York City time on the second Business Day preceding the applicable payment date from a recognized foreign exchange dealer (which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the U.S. dollars payable to all Holders of Notes receiving payment in U.S. dollars and at which the dealer commits to execute a contract. If such bid quotation is not available, payments will be made in the Specified Currency. All currency exchange costs will be borne pro rata by the Holders by deductions from such payments in U.S. dollars.

     As used herein, "Business Day" means with respect to any Note, any day, other than a Saturday or Sunday, that is neither (a) a legal holiday nor (b) a day on which banking institutions are authorized or required by law, regulation or executive order to close in New York City; provided, however, that for Notes denominated in a Specified Currency other than United States dollars that day is also not a day on which commercial banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country issuing the Specified Currency (or for Notes denominated in euros, that day is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System, commonly referred to as "TARGET," is operating); provided, further, that with respect to a LIBOR Note, the day must also be a London Business Day. "London Business Day" means any day on which commercial banks are open for business (including for dealings in deposits in the relevant Index Currency) in London. "Principal Financial Center" means, as applicable, the capital city of the country issuing the Specified Currency; or the capital city of the country to which the Index Currency relates; provided, however, that the Principal Financial Center will be New York City for United States dollars, Sydney for Australian dollars, Toronto for Canadian dollars, London for euros (solely in the case of Index Currency), Johannesburg for South African rand and Zurich for Swiss francs.

     If this Note is denominated in a Specified Currency other than U.S. dollars, the Holder of this Note may elect to receive payment of the principal of and interest on this Note in the Specified Currency by transmitting a written request for such payment to the Trustee at its corporate trust office in New York City on or prior to the Regular Record Date or at least 16 calendar days prior to the Maturity Date, as the case may be. Such request may be in writing (mailed or hand delivered) or may be by cable, telex or other form of facsimile transmission. The Holder of this Note need not file a separate election for each such payment. Such election, once properly made, will remain in effect until this Note is transferred or until changed by written notice to the Trustee, but written notice of any such change must be received by the Trustee on or prior to the Regular Record Date or at least 16 calendar days prior to the Maturity Date, as the case may be.

     In order for the Holder of this Note to receive payments by wire transfer, such Holder shall designate an appropriate account (being either the Holder's Overseas Account or the Holder's U.S. Account, as the case may be). Such designation shall be made by filing the appropriate information with the Trustee at its corporate trust office in New York City on or prior to the Regular Record Date for an Interest Payment Date or at least 16 calendar days prior to the Maturity Date, except as provided on the face hereof. The Trustee will, subject to applicable laws and regulations (in the case of a Specified Currency other than U.S. dollars), and until it receives notice to the contrary or until this
Note is transferred, make such payment and all succeeding payments to such Holders by wire transfer to the designated Holder's Overseas Account or Holder's U.S. Account, as the case may be. The Company will pay any administrative costs imposed by banks in connection with making wire transfer of payments, but any tax, assessment, governmental or other charge imposed upon such payments will be borne by the Holder of this Note and deducted therefrom.

     If the Specified Currency other than U.S. dollars is not available for the payment of principal or interest with respect to this Note due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in U.S. dollars on the basis of the Market Exchange Rate (defined as the noon dollar buying rate in New York City for cable transfers for such Specified Currency, as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New
York) as of the second Business Day prior to payment or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate, or as otherwise specified in the terms of this Note. The Market Exchange Rate determined as provided above by the Exchange Rate Agent and certified by the Company to the Trustee shall be conclusive absent manifest error. Any payment made in U.S. dollars under those circumstances where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default under the Indenture with respect to the Notes. A good faith determination by the Exchange Rate Agent that the Specified Currency is unavailable shall be binding upon the Trustee and the Holder of this Note.

     Except as set forth below or on the face hereof, unless this Note is identified on the face hereof as an Inverse Floating Rate Note or a Floating Rate/Fixed Rate Note, this Note shall bear interest at the rate determined by reference to the applicable Base Rate based on the Index Maturity (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

     If this Note is identified on the face hereof as an Inverse Floating Rate Note, this Note will bear interest at a fixed interest rate minus the rate determined by reference to the applicable Base Rate (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any; provided, however, that interest on an Inverse Floating Rate Note will not be less than zero. Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable will be reset as of each Interest Reset Date; provided, further, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.

     If this Note is identified on the face hereof as a Floating Rate/Fixed Rate Note, this Note will bear interest from the Original Issue Date to the first Interest Reset Date for such Note at the Initial Interest Rate set forth on the face hereof and thereafter the rate of interest on such Note will be reset as of each Interest Reset Date to a rate determined by reference to the applicable Base Rate (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any; provided, however, that the interest rate in effect commencing on the fixed rate commencement date specified on the face hereof will be the fixed rate of interest specified on the face hereof, or if no such fixed rate is specified, the rate of interest beginning on the fixed rate commencement date shall be the interest rate in effect on the day immediately preceding the fixed rate commencement date.

     Unless otherwise specified on the face hereof, the rate with respect to each Base Rate will be determined in accordance with the applicable provisions below. Except as set forth above, the interest rate in effect on each day shall be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as hereinafter defined) immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Base Rate and such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day as used herein, "Interest Reset Period" means the period of time beginning on an Interest Reset Date for this Note and ending on the calendar day immediately preceding the next succeeding Interest Reset Date.

     "Interest Determination Date" means, with respect to any Interest Reset Date, the day the Calculation Agent will refer to when determining the new interest rate at which a Floating Rate Note will reset, which is applicable as follows: for Commercial Paper Rate Notes, Federal Funds Rate Notes and Prime Rate Notes, the Interest Determination Date will be the Business Day prior to the Interest Reset Date; for LIBOR Notes, the Interest Determination Date will be the second London Business Day prior to the Interest Reset Date, except that the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note for which the Index Currency is pounds sterling will be the Interest Reset Date; for CD Rate Notes and CMT Rate Notes, the Interest Determination Date will be the second Business Day next preceding the Interest Reset Date; and for Treasury Rate Notes, the Interest Determination Date will be the day of the week in which the Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, but the auction may be held on the preceding Friday. If, as the result of a legal holiday, the auction is held on the preceding Friday, that Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week.

     Unless otherwise specified on the face hereof, the "Calculation Date," where applicable, pertaining to an Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Stated Maturity Date or for any principal amount to be redeemed or repaid, the Redemption Date or Repayment Date, as the case may be.

     "H.15 Daily Update" means the daily update of H.15(519), available through the world wide web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/ h15/ update or any successor site or publication.

     "H.15(519)" means the Statistical Release H.15(519), Selected Interest Rates, published by the Board of Governors of the Federal Reserve System, or any successor publication of the Board of Governors of the Federal Reserve System.

     "Telerate" means Moneyline Telerate, or any successor service.

     CD Rate. If the Base Rate for this Note is specified on the face hereof as the CD Rate, this Note will bear interest at the interest rate, calculated with reference to the CD Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate, and the Maximum Interest Rate, if any, specified on the face hereof. The CD Rate will be, for any Interest Determination Date, the rate on that date for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (secondary market)." The following procedures will apply if the CD Rate cannot be determined as described above: If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, the CD Rate will be the rate on that Interest Determination Date set forth in the H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, or any successor site or publication, which is commonly referred to as the "H.15 Daily Update," for the Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof, under the caption "CDs (secondary market)." If the above rate is not yet published in either H.15(519), the H.15 Daily Update or some other recognized source for the purpose of displaying the rate, by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent will determine the CD Rate to be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in New York City selected by the Calculation Agent, after consultation with the Company, for negotiable certificates of deposit of major United States money center banks of the highest credit standing in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in that market at that time. If the dealers selected by the Calculation Agent are not quoting as set forth above, the CD Rate for the applicable Interest Reset Period will be the same as the CD Rate in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the CD Rate Notes for which the CD Rate is being determined shall be the Initial Interest Rate).

     CMT Rate. If the Base Rate for this Note is specified on the face hereof as the CMT Rate, this Note will bear interest at the interest rate, calculated with reference to the CMT Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate, and the Maximum Interest Rate, if any, specified on the face hereof. The CMT Rate shall be determined in the following manner: if CMT Telerate Page 7051 is specified on the face hereof, CMT Rate means the percentage equal to the yield for U.S. Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on the Telerate on page 7051 (or any other page as may replace the specified page on that service) ("Telerate Page 7051"), for the particular Interest Determination Date. The following paragraphs detail the procedures to be followed in the event that CMT Telerate Page 7051 is specified on the face hereof, but the foregoing method for determining CMT Rate is not available.

.. If the rate referred to in the preceding paragraph does not so appear on Telerate Page 7051 by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the percentage equal to the yield for U.S. Treasury securities at "constant maturity" having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities".

.. If the rate referred to in the preceding paragraph does not so appear in H.15(519) by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the U.S. Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519).

.. If the rate referred to in the preceding paragraph is not so published by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New

   York City time, on that Interest Determination Date of three leading primary U.S. government securities dealers in New York City (each, a "Reference Dealer"), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time.

.. If fewer than five but more than two of the prices referred to in the preceding paragraph are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated.

.. If fewer than three of the prices referred to two paragraphs above are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time.

.. If fewer than five but more than two prices referred to in the preceding paragraph are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated.

.. If fewer than three prices referred to two paragraphs above are provided as requested, the CMT Rate for the applicable Interest Reset Date will be the same as the CMT Rate for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the CMT Rate Notes for which the CMT Rate is being determined shall be the Initial Interest Rate).

     If CMT Telerate Page 7052 is specified on the face hereof, CMT Rate means the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for U.S. Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on the Telerate on page 7052 (or any other page as may replace the specified page on that service) ("Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls. The following paragraphs detail the procedures to be followed in the event that CMT Telerate Page 7052 is specified on the face hereof, but the foregoing method for determining CMT Rate is not available.

.. If the rate referred to in the preceding paragraph does not so appear on Telerate Page 7052 by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for U.S. Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities."

.. If the rate referred to in the preceding paragraph does not so appear in H.15(519) by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the one-week or one-month, as specified on the face hereof, average yield for U.S. Treasury securities at "constant maturity" having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls.

.. If the rate referred to in the preceding paragraph is not so published by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time.

.. If fewer than five but more than two of the prices referred to in the preceding paragraph are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated.

.. If fewer than three prices referred to two paragraphs above are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time.

.. If fewer than five but more than two prices referred to in the preceding paragraph are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest or the lowest of the quotations will be eliminated.

.. If fewer than three prices referred to two paragraphs above are provided as requested, the CMT Rate for the applicable Interest Reset Date will be the same as the CMT Rate for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the CMT Rate Notes for which the CMT Rate is being determined shall be the Initial Interest Rate).

     For purposes of the above calculations (whether CMT Telerate Page 7051 or CMT Telerate Page 7052 is specified on the face hereof), if two U.S. Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the U.S. Treasury security with the shorter remaining term to maturity will be used.

     If no CMT Telerate Page is specified on the face hereof, CMT Telerate Page 7052, for the most recent week, shall be deemed specified.

     Commercial Paper Rate. If the Base Rate for this Note is specified on the face hereof as the Commercial Paper Rate, this Note will bear interest at the interest rate, calculated with reference to the Commercial Paper Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, specified on the face hereof. The Commercial Paper

Rate shall be determined to be for any Interest Determination Date, the Money Market Yield, calculated as described below, of the rate on that date for commercial paper having the Index Maturity specified on the face hereof, as that rate is published in H.15(519), under the heading "Commercial Paper - Nonfinancial."

     The following procedures will apply if the Commercial Paper Rate cannot be determined as described above: If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield of the rate on that Interest Determination Date for commercial paper of the Index Maturity specified on the face hereof as published in H.15 Daily Update or some other recognized electronic source for the purpose of displaying the rate, under the heading "Commercial Paper - Nonfinancial.." If by 3:00 p.m., New York City time, on that Calculation Date the rate is not yet published in either H.15(519) or the H.15 Daily Update, or some other recognized electronic source for the purpose of displaying the rate, then the Calculation Agent will determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on that Interest Determination Date of three leading dealers of U.S. dollar commercial paper in New York City selected by the Calculation Agent, after consultation with the Company, for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating organization. If the dealers selected by the Calculation Agent are not quoting as mentioned above, the Commercial Paper Rate for the applicable Interest Reset Period will be the same as the Commercial Paper Rate in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the Commercial Paper Rate Notes for which the Commercial Paper Rate is being determined shall be the Initial Interest Rate).

     The "Money Market Yield" will be a yield calculated in accordance with the following formula:

          Money Market Yield =   D x 360               x 100
                                 -------------
                                         360 -(D x M)

"D" refers to the applicable per year rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Federal Funds Rate. If the Base Rate for this Note is specified on the face hereof as the Federal Funds Rate, this Note will bear interest at the interest rate, calculated with reference to the Federal Funds Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, specified on the face hereof. The Federal Funds Rate shall be determined as of the applicable Interest Determination Date to be the rate on that date for U.S. dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" as that rate is displayed on the Telerate on page 120 or any other page as may replace the applicable page on that service, which is commonly referred to as "Telerate Page 120."

     The following procedures will apply if the Federal Funds Rate cannot be determined as described above: If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the Interest Determination Date, the Federal Funds Rate will be the rate on that Interest Determination Date as published in the H.15 Daily Update under the heading "Federal Funds/ Effective Rate," or another recognized electronic source used for the purpose of displaying that rate, under the caption "Federal Funds (Effective)." If that rate is not yet published in either H.15(519) or the H.15 Daily Update or some other recognized electronic source for the purpose of displaying the rate, by 3:00 p.m., New York City time, on the Calculation Date pertaining to the Interest Determination Date then the Calculation Agent will determine the Federal Funds Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds, as of 9:00 a.m., New York City time, on the Interest Determination Date, arranged by each of three leading brokers of federal funds transactions in New York City selected by the Calculation Agent. If the brokers selected by the Calculation Agent are not quoting as mentioned above, the Federal Funds Rate for the applicable Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no

Interest Reset Period, the rate of interest payable on the Federal Funds Rate Notes for which the Federal Funds Rate is being determined shall be the Initial Interest Rate).

     LIBOR. If the Base Rate for this Note is specified on the face hereof as LIBOR, this Note will bear interest at the interest rate, calculated with reference to LIBOR and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, specified on the face hereof. LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a LIBOR Interest Determination Date) in accordance with the following provisions:

     (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following that Interest Determination Date, that appear on the Designated LIBOR Page as of 11:00 a.m., London time, on that Interest Determination Date, if at least two offered rates appear on the Designated LIBOR Page, except that if the specified Designated LIBOR Page, by its terms provides only for a single rate, that single rate will be used; or

     (b) if "LIBOR Telerate" is specified in on the face hereof, the rate for deposits in the Index Currency having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following that Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, that appears on the Designated LIBOR Page at approximately 11:00 a.m., London time, on that Interest Determination Date.

     If fewer than the required number of offered rates appear, then the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent after consultation with the Company, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified on the face hereof commencing on the second London Business Day immediately following the Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount of not less than $1,000,000 (or the equivalent in the Index Currency, if the Index Currency is not the U.S. dollar) that is representative of a single transaction in the Index Currency in the market at that time. If at least two quotations are provided, LIBOR determined on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, LIBOR will be determined on that Interest Determination Date as the arithmetic mean of the rates quoted at approximately 11:00 a.m., London time, or some other time specified on the face hereof, in the applicable Principal Financial Center for the country of the Index Currency on the Interest Determination Date, by three major banks in that Principal Financial Center selected by the Calculation Agent, after consultation with the Company, for loans in the Index Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount of not less than $1,000,000 (or the equivalent in the Index Currency, if the Index Currency is not the U.S. dollar) that is representative of a single transaction in that Index Currency in the market at that time. If the banks so selected by the Calculation Agent are not quoting as mentioned in the previous sentence, LIBOR for the applicable Interest Reset Period will be the same as LIBOR in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the LIBOR Notes for which LIBOR is being determined shall be the Initial Interest Rate).

     If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR for the applicable Index Currency will be determined as if LIBOR Telerate were specified, and, if the U.S. dollar is the Index Currency, as if Page 3750, had been specified.

     "Designated LIBOR Page" means either: (i) if "LIBOR Reuters" is designated on the face hereof, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency or its designated successor; or (ii) if

"LIBOR Telerate" is designated on the face hereof, the display on the Telerate page specified on the face hereof, or any other page as may replace that page on that service, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

     Prime Rate. If the Base Rate for this Note is specified on the face hereof as the Prime Rate, this Note will bear interest at the interest rate, calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, specified on the face hereof. The Prime Rate shall be determined as of the applicable Interest Determination Date to be the rate set forth on that date in H.15(519) under the heading "Bank Prime Loan."

     The following procedures will apply if the Prime Rate cannot be determined as described above: If the above rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, then the Prime Rate will be the rate on that Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the heading "Bank Prime Loan." If the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date in either H.15(519) or the H.15 Daily Update, or some other recognized electronic source for the purpose of displaying the rate, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page as that bank's prime rate or base lending rate as in effect as of 11:00 a.m., New York City time, on that Interest Determination Date as quoted on the Reuters Screen USPRIME 1 Page on the Interest Determination Date. If fewer than four rates appear on the Reuters Screen USPRIME 1 Page for that Interest Determination Date, the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Interest Determination Date by three major banks in New York City selected by the Calculation Agent, after consultation with the Company, from which quotations are requested. If fewer than two quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates in New York City by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, in each case having total equity capital of at least U.S. $500 million and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to quote the rate or rates. If the banks or trust companies selected by the Calculation Agent are not quoting as mentioned above, the Prime Rate for the applicable Interest Reset Period will be the same as the Prime Rate in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the Prime Rate Notes for which the Prime Rate is being determined shall be the Initial Interest Rate).

     "Reuters Screen US PRIME 1 Page" means the display designated as Page "US PRIME 1" on the Reuters Monitor Money Rates Service (or such other page as may replace the US PRIME 1 Page on such service for the purpose of displaying prime rates or base lending rates of major United States banks).

     Treasury Rate. If the Base Rate for this Note is specified on the face hereof as the Treasury Rate, this Note will bear interest at the interest rate, calculated with reference to the Treasury Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, specified on the face hereof. The Treasury Rate shall be determined as of the applicable Interest Determination Date to be the rate from the auction held on the applicable Interest Determination Date of direct obligations of the United States, which are commonly referred to as "Treasury Bills," having the Index Maturity specified on the face hereof as that rate appears under the caption "Investment Rate" on the display on the Telerate on page 56 or any other page as may replace page 56 on that service, referred to as "Telerate Page 56," or page 57 or any other page as may replace page 57 on that service, referred to as "Telerate Page 57."

     The following procedures will apply if the Treasury Rate cannot be determined as described above: If the rate described above is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, the Treasury Rate for the Interest Determination Date will be the yield to maturity (expressed as a bond equivalent, on the basis of a year of

365 or 366 days, as applicable and applied on a daily basis) of the rate of the applicable Treasury Bills, published in the H.15 Daily Update, or any other recognized electronic source used for the purpose of displaying the rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High" on the Interest Determination Date, or if not so published by 3:00 p.m., New York City time on the Calculation Date, the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable and applied on a daily basis) of the auction rate of the applicable Treasury Bills as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity designated on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on the Calculation Date or if no auction is held on the Interest Determination Date, then the Treasury Rate will be the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable and applied on a daily basis) of the rate on the Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof published in H.15(519), or such other recognized electronic source used for the purpose of displaying that rate, under the caption "U.S. Government Securities/ Treasury Bills/ Secondary Market." If the rate referred to in the immediately preceding sentence is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, the Treasury Rate shall be the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable and applied on a daily basis) of the rate on the Interest Determination Date of such Treasury Bills as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying that rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market." If the rate referred to above is not published in H.15(519), H.15 Daily Update, or another recognized electronic source, by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable and applied on a daily basis) calculated using the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the applicable Interest Determination Date, of three primary United States government securities dealers, selected by the Calculation Agent, after consultation with the Company, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified in on the face hereof. If the dealers selected by the Calculation Agent are not quoting as mentioned in the immediately preceding sentence, the Treasury Rate for the applicable Interest Reset Period will be the same as the Treasury Rate in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the Treasury Rate Notes for which the Treasury Rate is being determined shall be the Initial Interest Rate).

     Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

     The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as a result of a determination made for the next succeeding Interest Reset Date.

         With respect to this Note, accrued interest shall be calculated by multiplying the principal amount of this Note by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which interest is being paid. Unless otherwise specified on the face hereof, the interest factor for each day is computed by dividing the interest rate applicable to that day: (i) by 360, in the case of CD Rate Notes, Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes (except for LIBOR Notes denominated in pounds sterling) and Prime Rate Notes; (ii) by 365, in the case of LIBOR Notes denominated in pounds sterling; or (iii) by the actual number of days in the year, in the case of Treasury Rate Notes or CMT Rate Notes. All percentages used in or resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent, with one-half cent rounded upward, or in the case of a foreign currency, to the nearest unit, with one-half unit being rounded upward. The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate).

     If so provided on the face of this Note, this Note may be redeemed by the Company in accordance with the Redemption Terms set forth on the face hereof. If no Redemption Terms are set forth on the face hereof, this Note may not be redeemed prior to the Maturity Date. On and after the initial Redemption Date specified in the Redemption Terms, if any, this Note may be redeemed at any time in whole or in part (provided that any remaining principal amount of this Note shall be equal to an authorized denomination) at the option of the Company, at the applicable Redemption Price specified in the Redemption Terms, together with interest thereon payable to the Redemption Date, on notice given not more than 60 nor less than 20 calendar days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

     Notwithstanding the foregoing, the Company may not, prior to the Limitation Date specified on the face hereof, if any, redeem this Note as contemplated by the next preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of monies borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than the Refunding Rate specified on the face hereof, if any.

     The Notes will not have a sinking fund.

     If Repayment Terms are indicated on the face of this Note, the Company may be required to repurchase this Note at the option of the Holder, in whole or in part, on the Repayment Date(s) and at the applicable Repayment Price(s) specified in the Repayment Terms, plus accrued interest, if any, to the applicable Repayment Date. On or before the applicable Repayment Date, the Company shall deposit with the Trustee money sufficient to pay the applicable Repayment Price and any interest accrued on the portion of this Note to be tendered for repayment. On and after such Repayment Date, interest will cease to accrue on this Note or any portion hereof tendered for repayment.

     The repayment option may be exercised by the Holder of this Note for less than the entire principal amount hereof, but in that event, the principal amount hereof remaining outstanding after repayment must be in an authorized denomination. In the event of repurchase of this Note in part only, a new Note or Notes of this series and of like tenor for the unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In order for this Note to be repaid, the Trustee must receive at least 30 calendar days but not more than 60 calendar days prior to the Repayment Date (i) this Note with the form entitled "Option to Elect Repayment" attached to this Note duly completed or (ii) a facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of this Note, the principal amount of this Note, the principal amount of this Note to be repaid, the registered number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby, and a guarantee that this Note to be repaid, together with the duly completed form entitled "Option to Elect Repayment" attached to this Security, will be received by the Trustee not later than the fifth Business Day after the date of such facsimile transmission or letter; however, such facsimile transmission or letter shall only be effective if this Note and duly completed form are received by the Trustee by such fifth Business Day. Such notice, once given, will be irrevocable unless waived by the Company.

     Unless otherwise indicated on the face hereof, this Note will not be subject to repayment at the option of the Holder.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than a majority in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or premium, if any, or interest hereon on or after the respective due dates expressed or provided for herein.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, in the coin or currency, and to the manner, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Security Register, upon surrender of this Note, for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes having the same Stated Maturity Date and Original Issue Date, of authorized denominations and of like tenor and for the same aggregate principal amount in the same Specified Currency, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons and unless otherwise specified on the face hereof, in denominations of U.S. $1,000 and in integral multiples of U.S. $1,000 in excess thereof or the approximate equivalent of U.S. $1,000 in the Specified Currency in which this Note is denominated (if not U.S. dollars) at the Market Exchange Rate on the Business Day immediately preceding the trade date for the original issuance of each tranche of Notes, as determined by the Exchange Rate Agent. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes having the same Specified Currency, Stated Maturity Date and Original Issue Date of any authorized denominations as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at the office or agency of the Company.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Reference in this Note to "U.S.$" or "U.S. dollars", is to the currency of the United States of America. Reference in this Note to the "Specified Currency" is to the Specified Currency shown on the face hereof. All terms used in this Note and not otherwise defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription above in this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common                 UNIF GIFT MIN ACT _____Custodian  ______

TEN ENT -   as tenants by the entireties                            (Cust)        (Minor)

JT TEN  -   as joint tenants with right of       Under Uniform Gifts to Minors Act
            survivorship and not as tenants in                      (State)
            common

Additional abbreviations may also be used though not in the above list.

                            [FORM OF TRANSFER NOTICE]

      FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________
  Insert Taxpayer Identification No.

________________________________________________________________________________
  Please print or typewrite name and address including zip code of assignee the within permanent global Security and all rights thereunder, hereby irrevocably constituting and appointing ______________________________________
  attorney to transfer said permanent global Security on the books of the Company with full power of substitution in the premises.

  Dated: ________           _____________________________________________
                                     NOTICE:  The signature to this assignment
                                              must correspond with the name
                                              as written elsewhere upon  the
                                              within instrument in every
                                              particular, without alteration or
                                              enlargement or any change
                                              whatever.

                            OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price set forth on the face thereof, together with the interest to the Repayment Date, to the undersigned at

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

         (Please print or typewrite name and address of the undersigned)


     If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:
______________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): _________________.


Dated: __________________________           _______________________________

NOTE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

                                                                       EXHIBIT C

                                     FORM OF
                            DOMINION RESOURCES, INC.
                           Medium-Term Notes, Series B
     Authentication Certificate Supplemental to the Fourteenth Supplemental
                      Indenture dated as of August 1, 2003

                                                                          ___  Original Issue Discount Note
CUSIP Number: _____________________________________________________            ___ Subject to special provisions set forth therein
                                                                               ___ For federal income tax purposes only
Form of Note:                                                                  Original issue discount: _________%
___ Book-Entry                                                                 Yield to maturity: __________ %
___ Certificated                                                               Method used to determine yield to maturity:
                                                                                 ___ Approximate
         Name and Address of Registered Owner:                                   ___ Exact
                 Cede & Company                                                Original issue discount applicable to short accrual
                 P.O. Box 20, Bowling Green Station                            period:  ________%
                 New York, NY  10004                                           Amount payable upon acceleration: ________%

Taxpayer Identification Number of                                         Interest Rate/Initial Interest Rate: ___________________
Registered Owner: _________________________________________________
                                                                          Interest Payment Dates: ________________________________
Principal Amount:  U.S. $__________________________________________
                                                                          Regular Record Dates: __________________________________
Specified Currency:
         ___  United States dollars                                       Interest Reset Dates: __________________________________
         ___  Other: ___________
                                                                                                Interest Reset Period: ___________
Denominations:
         ___ $25                                                          Calculation Dates: _____________________________________
         ___ $1,000
         ___ Other: _______                                               Interest Determination Dates: __________________________

Original Issue Date: ________                                             Time of calculation: ___________________________________

Stated Maturity Date: ________                                            Index Currency: ________________________________________

Agents' Commission: $ _____________                                       Index Maturity: ________________________________________

Issue Price (Dollar Amount and Percentage of Principal                    Spread: ________________________________________________
Amount):  $ _________ / ________ %

Net Proceeds to the Company: $ _____________                              Spread Multiplier: _____________________________________

Trade Date: ___________                                                   Maximum Interest Rate: _________________________________

Settlement Date: ____________                                             Minimum Interest Rate: _________________________________

                                                                          Refunding Rate: ________________________________________

Interest Rate Basis (and, if applicable, related Interest Period):     Aggregate initial offering price of Securities issued under
    ___ Fixed Rate Note                                                Registration statement no. 333-106790 through date hereof
    ___ Regular Floating Rate Note                                     (including this Note): $ _________
    ___ Inverse Floating Rate Note
        Fixed Interest Rate:_________                                  Aggregate initial offering price of Notes issued through
    ___ Floating Rate/Fixed Rate Note                                  date hereof (including this Note): $ _________
        Fixed Interest Rate:_________
        Fixed Rate Commencement Date: _________                        Calculation Agent: ________________________________________

Base Rate:                                                             Exchange Rate Agent: ______________________________________
    ___ CD Rate
    ___ Commercial Paper Rate                                          Paying Agent: _____________________________________________
    ___ CMT Rate
        ___ CMT Telerate Page 7051
        ___ CMT Telerate Page 7052
            ___ one-week average rate
            ___ one-month average rate
    ___ Federal Funds Rate
    ___ LIBOR Rate
        ___ LIBOR Reuters
        ___ LIBOR Telerate
        Time for rate quotes if not 11:00 a.m., London time:______
    ___ Prime Rate                                                     Governmental Authorization:
    ___ Treasury Rate
    ___ Other Base Rate (as described below):                          The issuance and delivery of this certificate constitutes
                                                                       a representation by the Company that all governmental
Redemption:                                                            approvals and consents legally required in connection
    ___ Not Redeemable Prior to Stated Maturity Date                   with the issuance of Notes contemplated hereby have
    ___ Redeemable Prior to Stated Maturity Date                       been obtained and are in full force and effect.
        Redemption  Price:
        ___ Make Whole
            Basis Points: _________
        ___ Other Redemption Price (as described below):
        Limitation Date: __________
        Other Terms (as described below):

Repayment:
    ___ Not subject to repayment prior to the Stated Maturity Date
    ___ Subject to repayment prior to the Stated Maturity Date at the option of the holder of the Notes.
        Repayment Price: ________%
        ___ 100%                                                       DOMINION RESOURCES, INC.*
        ___ Other (as described below)
        Limitation Date: ___________

                                                                       By: _______________________________________________________

Other Terms

                                                                       By: _______________________________________________________

-------------------
* To be signed by any two of the following officers: Chairman of the Board, President, any Vice President, Treasurer, Corporate Secretary, or Controller.

                                      C-2